UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10337

Name of Fund:  BlackRock New York Municipal Income Trust (BNY)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended July 31, 2018, municipal bond funds experienced net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $370 billion (well below the $408 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of July 31, 2018
6 months: 1.20%
12 months: 1.21%

A Closer Look at Yields

From July 31, 2017 to July 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.74% to 3.01%, while 10-year rates increased by 50 bps from 1.95% to 2.45% and 5-year rates increased by 76 bps from 1.21% to 1.97% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 41 bps, however remained a significant 72 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”), Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BTT may use economic leverage of up to 100% of its net assets (50% of its total managed assets). The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING	5

Trust Summary as of July 31, 2018	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2018 ($12.75)(a)	4.42%
Tax Equivalent Yield(b)	9.63%
Current Monthly Distribution per Common Share(c)	$0.0470
Current Annualized Distribution per Common Share(c)	$0.5640
Economic Leverage as of July 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFZ(a)(b)	(8.95)%	1.41%
Lipper California Municipal Debt Funds(c)	(6.07)	1.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

After a period of outperformance, California municipal bonds trailed the national market over the past 12 months due to the combination of richer valuations, tighter yield spreads, and significant new-issue supply.

•

Income was the primary driver of the Trust’s positive return, as it offset the effects of falling bond prices and the amortization of bond premiums. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•

Holdings that were purchased in a higher-rate environment and that have lower duration characteristics contributed to performance. These positions generate generous income and are less sensitive to the negative effects of rising interest rates. (Duration is a measure of interest rate sensitivity.)

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Trust’s positioning had a positive impact on returns.

•

The Trust’s use of leverage, while amplifying the effect of falling prices, contributed to performance by augmenting portfolio income. However, the cost of leverage increased due to rising short-term rates.

•

On the negative side, the Trust’s positions in shorter-term bonds detracted from performance. Higher-quality investment-grade holdings (those rated AA and AAA), which fared worse than those rated below investment grade, also detracted from performance. Strong inflows into high-yield products fueled greater price appreciation for lower-rated issues. Believing this translated to minimal value in high-yield California municipal bonds, the investment adviser maintained an underweight in this area.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.75	$14.71	(13.32)%	$14.81	$12.73
Net Asset Value	14.81	15.34	(3.46)	15.48	14.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	29%	29%
Transportation	18	13
Education	16	13
Health	12	12
Utilities	12	21
State	9	7
Tobacco	4	5
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL /MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	2%
2019	22
2020	3
2021	9
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	7%	9%
AA/Aa	72	71
A	14	13
BBB/Baa	1	—	(b)
BB/Ba	1	1
B	1	4
N/R	4	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	7

Trust Summary as of July 31, 2018	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

On June 6, 2018, the Board of Trustees approved a proposal, effective December 31, 2018, to change the Trust’s fiscal year end from July 31 to December 31.

Trust Information

Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of July 31, 2018 ($14.21)(a)	2.20%
Tax Equivalent Yield(b)	3.72%
Current Monthly Distribution per Common Share(c)	$0.0260
Current Annualized Distribution per Common Share(c)	$0.3120

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BFO(a)(b)	(3.42)%	(0.02)%
Lipper Other States Municipal Debt Funds(c)	(7.04)	0.69%

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from neither a premium nor discount to a discount to NAV during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Since the Trust is scheduled to terminate on or about December 31, 2020, its holdings therefore consist of short-term securities with minimal sensitivity to market movements and attractive yields relative to prevailing interest rates. Although short-term bonds faced the headwind of interest-rate increases by the Fed, the Trust was less vulnerable to broader price weakness due to its short duration (lower interest-rate sensitivity).

•	At a time of falling prices, the income generated by bonds held in the portfolio made the largest contribution to returns.

•

Although yields rose during the period, reinvestment had an adverse effect on the Trust’s income as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

•

Negative amortization of the premium on short-term bonds was a drag on performance. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	The Trust’s largest sector concentrations were in utilities, county/city/special district/school district and healthcare.

•

Cash equivalents made up nearly 8% of the portfolio at the end of the period, reflecting the limited opportunities to pick up yield by investing in one-and two-year notes. The investment adviser believed yields on the front end of the yield curve were low relative to the more liquid cash equivalents, indicating that investors were not being properly compensated for holding one- and two-year issues relative to cash. This position had no significant impact to Trust performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$14.21	$15.05	(5.58)%	$15.18	$13.46
Net Asset Value	14.71	15.05	(2.26)	15.08	14.66

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Utilities	22%	16%
County/City/Special District/School District	20	35
Health	19	18
Transportation	16	11
State	11	11
Corporate	7	4
Education	5	5
Housing(b)	—	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	11%
2019	11
2020	67
2021	1
2022	7

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	1%	1%
AA/Aa	54	56
A	31	28
BBB/Baa(b)	—	—
B	2	—
N/R(c)	12	15

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Trust’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of July 31, 2018	BlackRock Municipal 2030 Target Term Trust

Trust Overview

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information

Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of July 31, 2018 ($21.43)(a)	3.49%
Tax Equivalent Yield(b)	5.90%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Economic Leverage as July 31, 2018(d)	38%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BTT(a)(b)	(3.73)%	3.04%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•

The Trust’s allocation to state-taxed backed bonds added value, primarily due to its positions in New Jersey issues. New Jersey bonds outpaced the national market due in part to investors’ positive reaction to legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds. Yield spreads on New Jersey bonds compressed, contributing to the positive returns.

•	The Trust’s allocation to the health care sector also made a significant contribution to performance.

•

Positions in higher-yielding, lower-rated bonds performed well and outpaced the overall market. The category was boosted by improving credit fundamentals and the combination of strong investor demand and limited new-issue supply.

•	The Trust’s holdings in short- and intermediate-term bonds, which are more sensitive to Fed policy than longer-term issues, detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock Municipal 2030 Target Term Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$21.43	$23.14	(7.39)%	$23.27	$20.98
Net Asset Value	23.62	23.83	(0.88)	24.57	23.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	23%	25%
Health	19	19
County/City/Special District/School District	15	14
Education	12	13
State	10	12
Corporate	8	8
Utilities	7	6
Housing	3	1
Tobacco	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2018	2%
2019	—
2020	4
2021	1
2022	30

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	3%	4%
AA/Aa	32	30
A	37	36
BBB/Baa	17	17
BB/Ba	2	2
B	1	2
CCC/Caa	—	—	(b)
N/R(c)	8	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of July 31, 2018	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from U.S. federal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2018 ($13.37)(a)	5.43%
Tax Equivalent Yield(b)	9.17%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Economic Leverage as of July 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BBF(a)(b)	(7.08)%	1.65%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•

Positions in bonds with maturities of 20 years and above made a strong contribution to the Trust’s return. Longer-term bonds, in addition to generating stronger price performance than other market segments, also provided higher income.

•

Positions in BBB rated and non-investment grade securities, particularly those in the tobacco sector, were additive to results. Pre-refunded securities further aided performance, as they provide much higher income than what was available in the marketplace.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Trust’s positioning had a positive impact on returns.

•

The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

•	The Trust’s allocation to higher-quality securities detracted from performance relative to lower-rated issues, as the latter category provided higher income and stronger price performance.

•	Positions in bonds with shorter and intermediate maturities, which lagged those with longer-dated maturities, also detracted from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.37	$15.27	(12.44)%	$15.43	$12.75
Net Asset Value	13.87	14.48	(4.21)	14.58	13.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	22%	23%
Transportation	19	21
Health	16	15
Utilities	13	14
State	9	9
Education	9	10
Tobacco	7	5
Housing	3	1
Corporate	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	9%
2019	27
2020	10
2021	13
2022	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	7%	9%
AA/Aa	43	49
A	17	16
BBB/Baa	16	14
BB/Ba	4	3
B	3	3
N/R(b)	10	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of July 31, 2018	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2018 ($12.53)(a)	4.26%
Tax Equivalent Yield(b)	8.46%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BNY(a)(b)	(14.61)%	1.13%
Lipper New York Municipal Debt Funds(c)	(5.96)	0.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Trust already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below that national level. However, the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•

Given that bond prices declined somewhat, the Trust’s return was primarily derived from income. The Trust’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Trust’s positioning had a positive impact on returns.

•

Investments in lower-rated bonds (those rated A and below), which outpaced higher-quality issues, contributed positively. From a sector perspective, the Trust’s allocation to education and transportation issues made the largest contributions.

•

The Trust’s positions in bonds with two- to five-year maturities hurt performance, as this area lagged the rest of the market. This allocation is largely comprised of advance-refunded bonds that the Trust purchased in a higher-yield environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of July 31, 2018 (continued)	BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.53	$15.37	(18.48)%	$15.50	$12.49
Net Asset Value	14.52	15.04	(3.46)	15.20	14.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	22%	20%
Transportation	21	23
Education	19	20
State	11	10
Utilities	11	12
Health	8	9
Corporate	3	2
Tobacco	3	2
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	7
2020	5
2021	15
2022	15

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	17%	16%
AA/Aa	35	40
A	30	28
BBB/Baa	7	6
BB/Ba	2	1
B	1	1
N/R(b)	8	8

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 4% of the Trust’s total investments.

TRUST SUMMARY	15

Schedule of Investments July 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 97.6%

California — 96.0%
County/City/Special District/School District — 23.3%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 08/01/19(a)	$7,425	$7,732,246
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 5.00%, 12/31/43	3,500	3,920,805
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 05/01/31	500	554,990
6.50%, 05/01/36	1,210	1,355,140
6.50%, 05/01/42	2,225	2,491,889
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	2,000	2,047,340
County of Los Angeles Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/38	4,815	5,624,739
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	8,990	10,380,573
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A(a):
5.50%, 03/01/21	5,270	5,791,677
6.00%, 03/01/21	2,880	3,201,379
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 08/01/33	2,500	2,586,075
Los Angeles Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	12,500	14,904,500
Modesto Irrigation District, COP, Capital Improvements, Series A, 5.75%, 10/01/29	3,035	3,117,977
Oak Grove School District, GO, Election of 2008, Series A, 5.50%, 08/01/33	1,315	1,367,140
Pico Rivera Public Financing Authority, RB, 5.75%, 09/01/19(a)	2,000	2,092,720
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, 5.00%, 10/01/41	8,000	9,138,160
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/32	3,375	3,789,247
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,060	3,387,512
Santa Clarita Public Finance Authority, RB, Streetlights Acquisition And Retrofit Program, Series A, 5.00%, 09/01/43	3,205	3,667,289
Santa Monica Public Financing Authority, RB, Downtown Fire Station Project, 5.00%, 07/01/42	1,250	1,438,963
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 08/01/19(a)	4,000	4,185,240
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 08/01/21(a)	3,445	3,814,752
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,891,012
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	4,460	4,938,692
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,874,350
Series D, 4.00%, 08/01/41	3,475	3,626,475

		109,920,882
Education — 11.8%
California Educational Facilities Authority, Refunding RB, San Francisco University:
6.13%, 10/01/21(a)	3,075	3,494,369
6.13%, 10/01/36	3,205	3,617,740
California Municipal Finance Authority, RB, Emerson College, 5.75%, 01/01/22(a)	2,500	2,834,400

Security	Par (000)	Value
Education (continued)
California Municipal Finance Authority, Refunding RB, Emerson College, Series B:
5.00%, 01/01/34	$695	$789,318
5.00%, 01/01/36	750	846,600
5.00%, 01/01/37	630	708,983
5.00%, 01/01/42	1,000	1,119,390
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/33	5,640	6,571,108
5.00%, 11/01/39	8,420	9,895,773
5.00%, 11/01/42	5,300	6,109,999
5.00%, 11/01/43(b)	5,000	5,861,900
University of California, Refunding RB:
Limited Project, Series O, 5.00%, 05/15/40	3,500	4,067,105
Limited Project, Series O, 5.00%, 05/15/43	4,180	4,834,337
Series AR, 5.00%, 05/15/38	4,250	4,880,658

		55,631,680
Health — 10.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	4,975	5,217,681
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 09/01/19(a)	6,710	7,017,385
Cedars Sinai Medical Center, Series A, 5.00%, 08/15/34	5,475	6,340,597
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,369,720
Sutter Health, Series B, 6.00%, 08/15/20(a)	6,015	6,560,861
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 07/01/19(a)	5,550	5,786,153
Dignity Health, 6.00%, 07/01/19(a)	4,520	4,712,326
Sutter Health, 5.00%, 11/15/37	2,000	2,302,760
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,396,880

		51,704,363
State — 12.2%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 08/15/45	2,500	2,759,250
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/35	10,115	11,753,731
5.00%, 11/01/37	4,690	5,496,117
State of California, GO, Various Purposes:
6.00%, 04/01/19(a)	4,245	4,378,972
6.00%, 04/01/38	7,755	7,978,732
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	9,000	9,313,650
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	5,703,773
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/19(a)	5,025	5,336,751
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	4,335	4,933,664

		57,654,640
Tobacco — 5.2%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	1,135	1,143,206
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	17,470	17,933,829
Tobacco Securitization Authority of Northern California, Refunding RB, Asset-Backed Bonds, Series A-1, 5.38%, 06/01/38	2,000	2,010,760

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Tobacco (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	$2,500	$2,513,450
5.13%, 06/01/46	885	889,761

		24,491,006
Transportation — 18.9%
City & County of San Francisco California Airports Commission, ARB, Second Series E:
6.00%, 05/01/19(a)	520	538,143
6.00%, 05/01/39	6,230	6,439,764
City of Los Angeles California Department of Airports, ARB, AMT:
Sub-Series A, 5.00%, 05/15/42	3,325	3,736,735
Los Angeles International Airport, Sub-Series B, 5.00%, 05/15/34	3,425	3,859,324
Subordinate, Los Angeles International Airport, Series B, 5.00%, 05/15/31	100	113,717
Subordinate, Los Angeles International Airport, Series B, 5.00%, 05/15/41	4,000	4,454,640
Subordinate, Los Angeles International Airport, Series B, 5.00%, 05/15/46	6,400	7,104,256
City of Los Angeles California Department of Airports, RB, AMT, Series C, 5.00%, 05/15/44(b)	3,215	3,626,359
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior, Series A:
5.00%, 05/15/34	6,650	6,824,696
5.00%, 05/15/40	4,760	5,026,417
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,850	4,323,281
Series A-1, 5.75%, 03/01/34	3,875	4,214,101
Series A-1, 6.25%, 03/01/34	2,650	2,941,023
County of Sacramento California Airport System Revenue, Refunding RB, Series B, 5.00%, 07/01/38	1,500	1,752,780
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	12,500	14,192,625
County of Sacramento California Airport System Revenue, Refunding RB, AMT, Series C, 5.00%, 07/01/36	6,395	7,371,964
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT:
5.00%, 07/01/37	1,000	1,128,680
5.00%, 07/01/42	6,360	7,141,898
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	4,135	4,614,660

		89,405,063
Utilities — 13.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 01/01/34	6,555	6,777,936
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	4,000	4,341,320
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 06/01/19(a)	2,000	2,061,580
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(a)	5,625	6,289,088
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	1,750	2,021,215
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	5,000	5,467,550

Security	Par (000)	Value
Utilities (continued)
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	$2,425	$2,687,700
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,351,400
Los Angeles Department of Water, Refunding RB, Series A, 5.25%, 07/01/44	3,000	3,513,150
Los Angeles Department of Water & Power System Revenue, RB, Series B, 5.00%, 07/01/38	6,000	6,873,720
Los Angeles Department of Water & Power System Revenue, Refunding RB, Series A, 5.00%, 07/01/33	8,905	10,205,219
Yorba Linda Water District, Refunding RB, Series A, 5.00%, 10/01/38	2,570	2,990,246

		64,580,124

Total Municipal Bonds in California		453,387,758

Multi-State — 0.4%
Housing — 0.4%
Centerline Equity Issuer Trust(c):
Series A-4-2, 6.00%, 05/15/19	1,000	1,030,460
Series B-3-2, 6.30%, 05/15/19	1,000	1,032,670

Total Municipal Bonds in Multi-State		2,063,130

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	2,910	2,928,973
5.63%, 05/15/43	2,765	2,789,111

Total Municipal Bonds in Puerto Rico		5,718,084

Total Municipal Bonds — 97.6% (Cost — $446,163,520)		461,168,972

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 70.5%
County/City/Special District/School District — 24.3%
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	5,000	5,150,925
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)(e)	12,902	13,851,395
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	20,131	21,053,671
Palomar Community College Distric, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,300,705
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(a)	10,484	10,883,211
San Francisco California Bay Area Rapid Transit District, GO, Election 2016, Green Bond, Series A, 5.00%, 08/01/47	10,615	12,169,352
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 08/01/39	14,505	16,364,523
San Jose Unified School District, GO, Series C, 4.00%, 08/01/39	6,100	6,310,450
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	11,828,800

		114,913,032
Education — 15.9%
University of California, RB:
Limited Project, Series M, 5.00%, 05/15/42	10,000	11,442,400
Series AM, 5.25%, 05/15/44	5,000	5,729,625
Series O, 5.75%, 05/15/19(a)	12,303	12,727,166

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	$11,791	$13,370,149
Series AI, 5.00%, 05/15/38	14,225	15,917,728
Series I, 5.00%, 05/15/40	14,065	15,997,794

		75,184,862
Health — 9.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/41	11,620	13,114,158
5.00%, 08/15/52	9,695	10,545,981
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	18,960	20,648,198

		44,308,337
State — 2.5%
University of California, Refunding RB, Series AR, 5.00%, 05/15/41	10,165	11,610,360

Transportation — 11.8%
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series B, AMT, 5.00%, 05/01/41	8,720	9,707,802
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Sub-Series A, 5.00%, 05/15/42	22,710	25,274,757
Series D, 5.00%, 05/15/41	18,632	20,788,006

		55,770,565
Utilities — 6.6%
County of Orange California Water District, COP, Refunding, 5.00%, 08/15/19(a)	10,480	10,872,319
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	7,292,477
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(a)	12,460	12,841,650

		31,006,446

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 70.5% (Cost — $327,312,876)		332,793,602

Total Long-Term Investments — 168.1% (Cost — $773,476,396)		793,962,574

Security	Shares	Value
Short-Term Securities — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(f)(g)	6,190,589	$6,191,827

Total Short-Term Securities — 1.3% (Cost — $6,191,217)		6,191,827

Total Investments — 169.4% (Cost — $779,667,613)		800,154,401
Other Assets Less Liabilities — 0.3%		1,316,693
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.4)%		(157,763,871)
VMTP Shares at Liquidation Value — (36.3)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$472,407,223

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on May 18, 2020, is $6,798,086. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	252,116	5,938,473	6,190,589	$6,191,827	$18,572	$570	$585

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	107	09/19/18	$12,778	$57,202
Long U.S. Treasury Bond	144	09/19/18	20,588	(45,674)
5-Year U.S. Treasury Note	31	09/28/18	3,507	9,555

				$21,083

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$66,757	$—	$66,757

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$45,674	$—	$45,674

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,806,023	$—	$1,806,023

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$77,945	$—	$77,945

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,998,912

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2018	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$793,962,574	$—	$793,962,574
Short-Term Securities	6,191,827	—	—	6,191,827

	$6,191,827	$793,962,574	$—	$800,154,401

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$66,757	$—	$—	$66,757
Liabilities:
Interest rate contracts	(45,674)	—	—	(45,674)

	$21,083	$—	$—	$21,083

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(157,125,868)	$—	$(157,125,868)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(328,425,868)	$—	$(328,425,868)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 93.7%

Florida — 93.2%
Corporate — 6.7%
Citizens Property Insurance Corp., RB, Senior Secured, Series A-1, 5.00%, 06/01/20	$3,140	$3,322,999
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,138,260

		5,461,259
County/City/Special District/School District — 18.8%
City of Jacksonville Florida, RB, Series B, 5.00%, 10/01/20	760	812,881
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,274,760
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	426,684
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 07/01/20	2,000	2,121,000
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 06/01/20	485	503,576
Indian River County School Board, COP, Refunding, Series A, 5.00%, 07/01/20	1,000	1,060,500
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 05/01/20	1,250	1,318,912
Palm Beach County School District, COP, Refunding Series B, 5.00%, 08/01/20	3,000	3,188,730
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 05/01/13(a)(b)	2,425	1,697,500

		15,404,543
Education — 4.3%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 04/01/20	795	835,958
Florida Atlantic University Traffic and Parking Services Revenue, Refunding RB, Series A, 5.00%, 07/01/20	1,150	1,219,138
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 04/01/20	1,000	1,051,520
Volusia County School Board, COP, Refunding Series A (BAM), 5.00%, 08/01/20	350	372,019

		3,478,635
Health — 18.1%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 04/01/20	500	526,185
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,245,316
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 3.50%, 06/01/19	200	203,270
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 4.00%, 11/15/20	2,000	2,093,480
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	4,735	5,208,500
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 07/01/20(c)	1,285	1,366,006
Halifax Hospital Medical Center, Refunding RB, 5.00%, 06/01/20	590	621,536
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	159,344
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/20	2,250	2,391,907

		14,815,544

Security	Par (000)	Value
Housing — 0.2%
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	$75	$75,472
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	90	91,289

		166,761
State — 9.8%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,089,869
4.00%, 10/01/20	1,105	1,152,747
4.00%, 10/01/21	500	528,765
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 04/01/20(d)	1,500	1,417,890
Series B-2 (AGM), 4.00%, 10/01/20	655	680,892
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 07/01/20	3,000	3,183,840

		8,054,003
Transportation — 14.6%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	891,434
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 04/01/20	160	168,460
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 09/01/20	2,500	2,654,700
County of Hillsborough Aviation Authority, Refunding ARB, Tampa International Airport, Series A, 5.00%, 10/01/18	3,400	3,420,502
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,466,424
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 07/01/20	1,500	1,590,750
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 07/01/20	550	583,275
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,207,371

		11,982,916
Utilities — 20.7%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 09/01/20	2,970	3,171,990
City of Gainesville Florida Utilities System Revenue, VRDN, Refunding RB, Series B, 1.50%, 10/01/42(f)	3,500	3,500,000
City of Miami Beach Florida, RB, 5.00%, 09/01/20	250	265,890
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 08/01/20	1,200	1,275,492
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,172,800
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 07/01/19(c)	510	525,948
Florida Governmental Utility Authority, Refunding RB (AGM):
4.00%, 10/01/20	500	521,605
Lehigh Utility, 5.00%, 10/01/20	635	675,964
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	500	533,355
Orlando Utilities Commission, VRDN, RB, Series 2, 1.60%, 10/01/33(f)	1,700	1,700,000
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 04/01/20	530	557,666

		16,900,710

Total Municipal Bonds in Florida		76,264,371

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Guam — 0.5%
Utilities — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 07/01/20	$100	$105,736
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	329,592

Total Municipal Bonds in Guam		435,328

Total Municipal Bonds — 93.7% (Cost — $76,276,168)		76,699,699

	Shares
Short-Term Securities — 5.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(g)(h)	4,311,666	4,312,529

Total Short-Term Securities — 5.3% (Cost — $4,312,092)		4,312,529

Total Investments — 99.0% (Cost — $80,588,260)		81,012,228
Other Assets Less Liabilities — 1.0%		796,980

Net Assets Applicable to Common Shares — 100.0%		$81,809,208

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(g)	Annualized 7-day yield as of period end.

(h)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,171,482	2,140,184	4,311,666	$4,312,529	$20,584	$433	$(113)

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$76,699,699	$—	$76,699,699
Short-Term Securities	4,312,529	—	—	4,312,529

	$4,312,529	$76,699,699	$—	$81,012,228

(a)	See above Schedule of Investments for values in each sector.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 131.9%

Alabama — 2.3%
Alabama Federal Aid Highway Finance Authority, RB, Series A:
5.00%, 09/01/33	$3,985	$4,673,090
5.00%, 09/01/34	3,500	4,095,175
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Children’s Hospital of Albama, 5.00%, 06/01/30	10,000	11,233,100
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A(a):
5.00%, 07/01/31	1,100	1,270,885
5.00%, 07/01/32	1,150	1,323,374
5.00%, 07/01/33	1,600	1,833,904
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB, Senior Lien-Warrants, Series B (AGM)(b):
0.00%, 10/01/31	7,375	3,898,499
0.00%, 10/01/32	6,295	3,083,480
0.00%, 10/01/33	1,275	584,358
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/33	1,010	1,134,796
5.00%, 12/01/34	1,380	1,540,452
University of South Alabama, Refunding RB, AGM:
5.00%, 11/01/29	1,105	1,274,960
5.00%, 11/01/30	2,000	2,299,700

		38,245,773
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	1,360	1,361,686

Arizona — 2.2%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 02/01/34	6,340	6,740,688
Series B, 5.00%, 02/01/33	1,810	1,912,030
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 07/01/23	430	466,206
Eagle College Preparatory Project, Series A, 4.50%, 07/01/22	400	411,256
Eagle College Preparatory Project, Series A, 5.00%, 07/01/33	1,000	1,021,320
Legacy Traditional Schools Project, Series A, 5.75%, 07/01/24(c)	750	806,707
City of Phoenix Arizona IDA, Refunding RB, Downtown Phoenix Student Housing, Series A:
5.00%, 07/01/29	175	198,709
5.00%, 07/01/31	175	196,980
County of Maricopa IDA, Refunding RB, Banner Health, Series A, 5.00%, 01/01/31	16,280	18,815,936
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	6,000	6,275,820

		36,845,652
California — 11.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30(b)	10,530	6,411,928
Azusa Unified School District, GO, Refunding, (AGM), 4.00%, 08/01/31	4,825	5,183,594
California Health Facilities Financing Authority, RB, Sutter Health, Series A:
5.00%, 11/15/32	1,600	1,878,864
5.00%, 11/15/33	1,855	2,166,770

Security	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series A, 5.00%, 11/15/32	$1,700	$1,996,293
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/33	2,500	2,568,025
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 08/15/30	1,000	1,101,080
California Municipal Finance Authority, Refunding RB, Eisenhower Medical Center, Series A:
5.00%, 07/01/30	1,200	1,352,448
5.00%, 07/01/31	1,050	1,179,087
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 07/01/30(c)	13,845	14,838,794
California Statewide Communities Development Authority, RB, Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,705,700
City of Long Beach California Harbor Revenue, RB, AMT, Series A:
5.00%, 05/15/31	1,200	1,390,128
5.00%, 05/15/32	1,800	2,076,156
5.00%, 05/15/33	675	775,751
5.00%, 05/15/34	1,650	1,890,801
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A, AMT:
5.00%, 03/01/30	500	575,555
5.00%, 03/01/31	1,500	1,720,545
5.00%, 03/01/32	1,000	1,142,970
5.00%, 03/01/33	975	1,111,247
5.00%, 03/01/34	1,250	1,420,637
5.00%, 03/01/35	2,000	2,266,600
County of San Diego Regional Airport Authority, ARB, AMT, Sub-Series B, 5.00%, 07/01/33	1,000	1,142,780
El Camino Community College District, GO, CAB, Election of 2002, Series C(b):
0.00%, 08/01/30	9,090	6,314,459
0.00%, 08/01/31	12,465	8,314,404
0.00%, 08/01/32	17,435	11,133,817
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/29	14,500	16,601,340
Los Angeles California Unified School District, GO, Election of 2008, Series A, 4.00%, 07/01/33	3,000	3,189,870
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT, 5.00%, 01/01/32	4,110	4,348,709
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,100,400
Monterey Peninsula Community College District, GO, Refunding, CAB(b):
0.00%, 08/01/30	3,500	2,368,940
0.00%, 08/01/31	5,940	3,817,816
Oakland Unified School District/Alameda County, GO, Refunding, 5.00%, 08/01/30	1,800	2,127,222
Oakland Unified School District/Alameda County, GO, Refunding Series C, 5.00%, 08/01/30	1,300	1,553,474
Poway Unified School District, GO, Election of 2008, Series A(b):
0.00%, 08/01/30	10,000	6,768,400
0.00%, 08/01/32	12,500	7,659,375
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 08/01/30	10,000	10,019,500

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 08/01/31	$10,660	$11,329,448
4.00%, 08/01/32	12,010	12,723,754
State of California, GO, Refunding:
5.00%, 08/01/30	10,000	11,940,900
Various Purpose, 4.00%, 09/01/34	10,000	10,660,900
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	1,000	970,660

		191,839,141
Colorado — 2.2%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	774,200
5.50%, 12/01/29	750	843,270
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds(c):
4.00%, 12/01/23	1,000	1,029,220
4.10%, 12/01/24	5,080	5,209,540
4.20%, 12/01/25	5,280	5,388,768
4.50%, 12/01/30	4,305	4,357,134
Colorado Health Facilities Authority, Refunding RB:
Covenant Retirement Communities, Series A, 4.50%, 12/01/33	4,595	4,647,475
Covenant Retirement Communities, Series A, 5.00%, 12/01/33	3,000	3,202,860
NCMC, Inc. Project, 4.00%, 05/15/30	2,860	3,020,503
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.25%, 12/01/30	500	523,840
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, Senior Limited Property, Series A:
5.00%, 12/01/27	1,500	1,722,630
5.00%, 12/01/28	1,500	1,721,550
5.00%, 12/01/30	1,350	1,540,741
5.00%, 12/01/31	1,500	1,708,740
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	503	531,108

		36,221,579
Connecticut — 1.3%
State of Connecticut, GO:
Series A, 5.00%, 04/15/33	7,000	7,826,630
Series D, 4.00%, 08/15/29	11,500	11,981,505
State of Connecticut Health & Educational Facilities Authority, RB, Sacred Heart University Issue, Series I-1:
5.00%, 07/01/31	400	457,444
5.00%, 07/01/35	400	451,472

		20,717,051
Delaware — 0.3%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
4.00%, 07/01/22	230	241,992
4.00%, 07/01/23	570	601,994
5.00%, 07/01/24	705	782,078
5.00%, 07/01/25	805	899,507
5.00%, 07/01/26	850	951,158
5.00%, 07/01/27	890	999,417
5.00%, 07/01/28	935	1,045,835

		5,521,981
District of Columbia — 0.5%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 07/01/23(d)	1,700	2,012,341

Security	Par (000)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Refunding RB, AMT:
5.00%, 10/01/32	$2,750	$3,161,565
5.00%, 10/01/33	1,270	1,452,435
5.00%, 10/01/34	2,000	2,280,480

		8,906,821
Florida — 9.1%
City of Lakeland Florida, Refunding RB, Lakeland Regional Health System, 5.00%, 11/15/30	3,750	4,272,863
City of Tampa Florida, Refunding RB, H. Lee Moffitt Cancer Center Project, Series A, 4.00%, 09/01/33	10,000	10,330,600
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,319,050
County of Broward Florida, ARB, AMT:
5.00%, 10/01/30	2,290	2,640,599
5.00%, 10/01/31	2,000	2,295,880
5.00%, 10/01/33	2,000	2,278,780
5.00%, 10/01/34	1,500	1,705,260
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT (AGM):
5.00%, 04/01/30	600	650,208
5.00%, 04/01/33	740	798,586
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25(c)	5,250	5,335,785
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,023,095
County of Miami-Dade Florida School Board, COP, Refunding, Series A, 5.00%, 05/01/32	9,000	10,123,110
County of Orange Florida Tourist Development Tax Revenue, Refunding RB:
5.00%, 10/01/30	11,470	13,936,738
4.00%, 10/01/31	16,485	17,461,901
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/32	19,790	21,998,366
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B(b):
0.00%, 06/01/30	2,000	1,367,400
0.00%, 06/01/31	1,295	848,769
0.00%, 06/01/32	2,495	1,567,309
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 05/01/31	1,200	1,230,900
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,142,880
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,031,499
4.50%, 11/01/31	3,200	3,349,568
4.50%, 11/01/32	2,300	2,403,799
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center, 5.00%, 11/15/30	1,000	1,083,930
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/30	3,825	4,356,751
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 05/01/23	2,000	2,123,000
5.00%, 05/01/32	5,475	5,988,226
Village Community Development District No. 5, Refunding, Special Assessment Bonds, Sumter County:
Phase I, 3.50%, 05/01/28	1,955	1,970,269
Phase I, 3.50%, 05/01/28	3,685	3,713,780
Phase II, 4.00%, 05/01/33	1,135	1,153,637
Phase II, 4.00%, 05/01/34	2,355	2,394,705

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 05/01/29	$5,895	$6,047,268

		150,944,511
Illinois — 13.2%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series C, 5.00%, 12/01/30	7,025	7,377,233
Series F, 5.00%, 12/01/22	4,760	4,982,006
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/33	5,000	5,436,200
Chicago Transit Authority, Refunding RB:
Section 5307, Urbanized Area Formula Funds, 5.00%, 06/01/26	2,000	2,266,780
Section 5337, State of Good Repair Formula Funds, 5.00%, 06/01/26	1,000	1,137,120
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/33	10,000	10,258,000
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 01/01/31	10,375	10,447,210
4.00%, 01/01/32	10,790	10,841,037
4.00%, 01/01/33	11,220	11,255,231
4.00%, 01/01/35	9,135	9,149,159
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/27	5,000	5,172,500
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB (AGM), 5.00%, 01/01/30	730	784,677
City of Chicago O’Hare International Airport, Refunding GARB, Senior Lien, Series B, 5.00%, 01/01/33	6,000	6,772,080
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,704,127
4.00%, 12/01/31	1,715	1,801,196
Counties of Kane McHenry Cook & De Kalb Unit School District No. 300, GO, Refunding, Series A, 5.00%, 01/01/30	6,350	7,222,236
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,513,930
Illinois Finance Authority, Refunding RB:
DePaul University, Series A, 5.00%, 10/01/30	1,000	1,141,500
DePaul University, Series A, 4.00%, 10/01/31	1,000	1,040,250
DePaul University, Series A, 4.00%, 10/01/32	1,000	1,036,640
Lutheran Home & Services Obligated Group, 5.00%, 05/15/22	3,185	3,319,375
Lutheran Home & Services Obligated Group, 5.50%, 05/15/27	4,350	4,620,831
Lutheran Home & Services Obligated Group, 5.50%, 05/15/30	4,900	5,164,355
Presence Health Network, Series C, 5.00%, 02/15/30	12,000	13,893,360
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,402,669
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,310,492
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,359,302
The Peoples Gas Light & Coke Company Project, 4.00%, 02/01/33	11,000	11,272,470
The University of Chicago Medical Centre, Series B, 5.00%, 08/15/30	3,205	3,653,444
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 4.00%, 12/01/31	20,000	20,886,800

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
5.00%, 12/15/28	$1,200	$1,333,560
5.00%, 12/15/30	1,385	1,526,408
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 02/01/29	9,080	9,397,437
4.00%, 02/01/30	9,835	10,042,125

		219,521,740
Indiana — 3.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 01/01/24	1,650	1,832,160
City of Whiting Indiana, RB, BP Products North America, Inc. Project, AMT, 5.00%, 03/01/46(e)	8,500	9,414,175
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 05/01/35	22,565	23,004,115
Earlham College Project, 5.00%, 10/01/32	11,255	11,537,163
VRDN, Indiana University Health Obligated Group (Wells Fargo Bank NA), 1.35%, 12/01/31(k)	4,500	4,500,000
Northern Indiana Commuter Transportation District, RB:
5.00%, 07/01/32	1,000	1,127,170
5.00%, 07/01/33	1,400	1,571,794

		52,986,577
Iowa — 0.9%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	60	60,492
5.25%, 12/01/25	14,345	15,318,021

		15,378,513
Kansas — 0.1%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,538,935

Kentucky — 0.6%
Countyof Louisville/Jefferson Metropolitan Government, Refunding RB, Norton Healthcare, Inc., Series A, 5.00%, 10/01/32	7,300	8,237,174
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Series B, 0.00%, 07/01/30(b)	1,230	721,666
Convertible Series C, 6.40%, 07/01/33(f)	1,500	1,419,900

		10,378,740
Louisiana — 3.0%
City of Ruston Louisiana, RB (AGM):
5.00%, 06/01/29	1,060	1,202,178
5.00%, 06/01/30	1,000	1,131,900
5.00%, 06/01/31	1,020	1,151,519
5.00%, 06/01/32	1,225	1,378,419
Louisiana Public Facilities Authority, Refunding RB:
5.00%, 05/15/29	1,235	1,393,426
5.00%, 05/15/30	990	1,114,087
3.00%, 05/15/31	2,225	2,119,891
5.00%, 05/15/32	1,485	1,658,106
5.00%, 05/15/33	2,175	2,420,644
Entergy Louisiana, Series B, 3.50%, 06/01/30	5,990	6,030,013
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A, 5.00%, 07/01/30	3,000	3,352,080
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 04/01/31	300	323,211
5.00%, 04/01/32	1,000	1,073,330
5.00%, 04/01/33	1,575	1,684,872

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Louisiana (continued)
State of Louisiana, GO, Series A, 4.00%, 05/15/30	$6,540	$6,853,135
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 07/01/29	1,925	2,142,429
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,425	3,656,804
5.25%, 05/15/32	4,375	4,739,306
5.25%, 05/15/33	4,750	5,108,435
5.25%, 05/15/35	1,500	1,615,560

		50,149,345
Maryland — 1.8%
City of Baltimore Maryland, Refunding RB, Convention Center Hotel, 5.00%, 09/01/31	1,250	1,421,837
County of Anne Arundel Maryland Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 07/01/24	700	698,530
4.90%, 07/01/30	1,315	1,327,716
County of Howard Maryland Housing Commission, RB, Woodfield Oxford Square Apartments, 5.00%, 12/01/33	1,765	2,007,246
Maryland EDC, RB, Purple Line Light Rail Project, Series D, AMT, 5.00%, 03/31/30	1,325	1,491,009
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	3,225	3,359,386
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, Series A, 5.00%, 01/01/31	2,865	3,212,324
Charlestown Community, Series A, 5.00%, 01/01/32	3,010	3,365,993
Charlestown Community, Series A, 5.00%, 01/01/33	3,165	3,527,646
LifeBridge Health Issue, 5.00%, 07/01/31	1,000	1,146,960
LifeBridge Health Issue, 5.00%, 07/01/32	500	571,390
Lifebridge Health Issue, 5.00%, 07/01/33	385	434,538
LifeBridge Health Issue, 5.00%, 07/01/33	1,000	1,138,610
LifeBridge Health Issue, 5.00%, 07/01/34	775	879,850
Meritus Medical Center, 5.00%, 07/01/29	2,200	2,439,492
Meritus Medical Center, 5.00%, 07/01/31	1,400	1,542,380
Meritus Medical Center, 5.00%, 07/01/33	1,200	1,314,288

		29,879,195
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series A, 5.00%, 01/01/33	1,070	1,188,545
Massachusetts Development Finance Agency, Refunding RB, Series A:
Emmanuel College Issue, 5.00%, 10/01/31	3,635	4,043,683
Emmanuel College Issue, 5.00%, 10/01/33	1,285	1,419,822
5.00%, 01/01/32	2,020	2,274,985
5.00%, 01/01/33	1,500	1,682,925
5.00%, 01/01/34	2,085	2,333,928
5.00%, 01/01/35	2,000	2,230,280
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 07/01/29	6,820	7,268,211

		22,442,379
Michigan — 1.5%
Michigan Finance Authority, Refunding RB:
MidMichigan Health, 5.00%, 06/01/33	2,750	3,049,860
Oakwood Obligation Group, 5.00%, 08/15/30	2,105	2,328,383

Security	Par (000)	Value
Michigan (continued)
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	$8,195	$8,444,210
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 3.55%, 10/01/33	1,825	1,820,693
Saginaw Valley State University, Refunding RB, Series A:
5.00%, 07/01/31	2,070	2,336,347
5.00%, 07/01/32	1,430	1,608,664
State of Michigan, Refunding RB, GAN, 5.00%, 03/15/27	3,750	4,425,000

		24,013,157
Minnesota — 0.3%
Sartell-St Stephen Independent School District No. 748, GO, Series B(b):
0.00%, 02/01/30	3,915	2,642,469
0.00%, 02/01/31	2,190	1,414,893
0.00%, 02/01/32	1,450	898,304

		4,955,666
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A (AGM):
5.00%, 03/01/30	2,280	2,573,892
5.00%, 03/01/31	1,595	1,794,853
5.00%, 03/01/32	2,000	2,243,440
5.00%, 03/01/33	1,275	1,425,629
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,638,332

		21,676,146
Missouri — 0.7%
City of St. Louis Missouri IDA, Refunding RB, Ballpark Village Development Project, Series A, 3.88%, 11/15/29	1,105	1,123,387
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,074,702
St. Louis College of Pharmacy, 5.00%, 05/01/30	3,000	3,302,580
The Children’s Mercy Hospital, 5.00%, 05/15/31	1,175	1,324,002
The Children’s Mercy Hospital, 4.00%, 05/15/32	1,680	1,747,217
The Children’s Mercy Hospital, 4.00%, 05/15/33	2,000	2,073,080

		11,644,968
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 09/01/27	5,000	5,467,700
Gas Project No. 3, 5.00%, 09/01/32	4,500	4,920,930
Public Power Generation Agency, Refunding RB, Whelan Energy Center Unit 2, Series A, 5.00%, 01/01/32	7,630	8,623,121

		19,011,751
Nevada — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/27(c)	335	353,281

New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,502,728

New Jersey — 17.8%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/21	2,465	2,653,572
5.00%, 11/01/22	1,890	2,053,750
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,616,985

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$12,230	$13,292,298
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,740	1,968,027
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	1,315	1,487,331
Foundation Academy Charter School Project, Series A, 4.00%, 07/01/29	350	353,000
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 01/01/28	4,705	5,164,490
Series DDD, 5.00%, 06/15/35	2,000	2,182,340
State Government Buildings Project, Series A, 5.00%, 06/15/32	4,500	4,981,995
State Government Buildings Project, Series C, 5.00%, 06/15/32	3,600	3,985,596
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/23	13,000	14,041,430
Cigarette Tax, 5.00%, 06/15/26	10,610	11,311,427
Cigarette Tax, 4.25%, 06/15/27	16,500	16,979,820
Continental Airlines, Inc. Project, AMT, 5.75%, 09/15/27	6,200	6,840,646
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/30	1,500	1,706,205
Provident Group — Montclaire Properties LLC (AGM), 5.00%, 06/01/31	1,750	1,980,510
Provident Group — Montclaire Properties LLC (AGM), 4.00%, 06/01/32	2,125	2,191,980
Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/28	1,000	1,147,420
Series BBB, 5.50%, 06/15/29	10,000	11,471,000
Sub-Series A, 4.00%, 07/01/32	9,855	9,884,072
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 04/01/31	5,000	5,549,450
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 07/01/29	2,900	3,376,847
Princeton HealthCare System, 5.00%, 07/01/30	2,400	2,785,344
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/30	11,245	12,921,067
St. Joseph Health System, 5.00%, 07/01/28	1,500	1,656,495
St. Joseph Health System, 5.00%, 07/01/29	1,250	1,374,963
St. Joseph Health System Obligated Group Issue, 5.00%, 07/01/30	1,100	1,205,996
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, AMT:
Series 1A, 5.00%, 12/01/23	3,475	3,863,748
Series 1A, 5.00%, 12/01/24	6,000	6,734,760
Series 1A, 5.00%, 12/01/25	5,500	6,211,095
Series 1A, 5.00%, 12/01/26	2,250	2,522,047
Series A, 4.00%, 12/01/32	2,500	2,544,700
Series A, 4.00%, 12/01/33	2,000	2,034,120
Series A, 4.00%, 12/01/34	1,000	1,017,060
Series A, 4.00%, 12/01/35	1,000	1,014,600
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	13,230	13,172,053
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/31	2,250	2,255,130
Federal Highway Reimbursement Revenue Notes, Series A-2, 5.00%, 06/15/30	5,000	5,011,400
Transportation Program, Series AA, 5.25%, 06/15/27	4,225	4,722,029

Security	Par (000)	Value
New Jersey (continued)
Transportation Program, Series AA, 5.25%, 06/15/28	$4,500	$5,008,905
Transportation System, CAB, Series A, 0.00%, 12/15/28(b)	31,000	20,454,730
Transportation System, Series AA, 4.00%, 06/15/30	13,315	13,514,991
Transportation System, Series C, 5.25%, 06/15/32	10,000	10,937,200
Transportation System, Series D, 5.00%, 06/15/32	5,000	5,389,150
New Jersey Transportation Trust Fund Authority, Refunding RB, Federal Highway Reimbursement Revenue Notes, 5.00%, 06/15/30	6,600	7,328,310
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 01/01/27	5,000	5,750,700
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	547,310
5.00%, 11/01/34	500	545,250
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/30	16,740	19,157,256
5.00%, 06/01/32	5,620	6,380,892
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 07/15/30	2,000	2,230,400
5.00%, 07/15/31	1,450	1,613,690

		296,125,582
New Mexico — 1.0%
New Mexico Educational Assistance Foundation, RB, Education Loan, AMT:
Series A-1, 3.75%, 09/01/31	6,250	6,335,625
Series A-2, 3.80%, 11/01/32	5,850	5,922,949
Series A-2, 3.80%, 09/01/33	5,000	5,050,400

		17,308,974
New York — 3.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(c)	900	982,602
County of Nassau New York, GOL, Series A (AGM):
5.00%, 04/01/34	4,165	4,809,992
5.00%, 04/01/35	4,385	5,048,275
New York City Housing Development Corp., VRDN, RB, M/F Housing, Series C-4, 1.33%, 05/01/57(k)	14,000	14,000,000
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series A-2, 5.00%, 08/01/33	9,780	11,345,778
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
4.00%, 07/01/32	5,500	5,613,190
4.00%, 07/01/33	6,000	6,107,460
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	3,465	3,626,746

		51,534,043
North Carolina — 0.4%
North Carolina Medical Care Commission, Refunding RB, Mission Health Combined Group:
4.00%, 10/01/31	1,250	1,284,162
5.00%, 10/01/32	3,700	3,832,682
4.00%, 10/01/33	1,500	1,539,915

		6,656,759
Ohio — 1.1%
County of Butler Ohio, Refunding RB, UC Health:
5.00%, 11/15/30	1,225	1,408,309
5.00%, 11/15/31	2,500	2,861,075
5.00%, 11/15/32	2,200	2,506,372

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ohio (continued)
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 07/01/28	$500	$508,420
5.63%, 07/01/32	1,000	1,019,550
County of Hamilton Ohio Sales Tax Revenue, Refunding RB, Series A, 5.00%, 12/01/30	4,500	5,209,155
Ohio Air Quality Development Authority, Refunding RB, AMT, 3.95%, 11/01/32(e)(g)(h)	1,500	832,500
State of Ohio, RB, Portsmouth Bypass Project, AMT (AGM):
5.00%, 12/31/29	1,625	1,807,162
5.00%, 12/31/30	2,400	2,661,168

		18,813,711
Oklahoma — 0.8%
Norman Regional Hospital Authority, Refunding RB:
5.00%, 09/01/27	2,100	2,388,036
5.00%, 09/01/28	2,000	2,265,160
5.00%, 09/01/29	2,150	2,425,221
5.00%, 09/01/30	5,130	5,767,249

		12,845,666
Oregon — 0.5%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,412,998

Pennsylvania — 22.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project(c):
5.00%, 05/01/23	640	687,706
5.00%, 05/01/28	835	933,254
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/27	6,750	7,153,447
5.00%, 05/01/28	5,000	5,280,800
5.00%, 05/01/29	3,745	3,944,534
5.00%, 05/01/30	5,300	5,567,120
Chester County Health & Education Facilities Authority, Refunding RB, Series A:
Main Line Health System, 5.00%, 10/01/31	1,350	1,564,880
Main Line Health System, 5.00%, 10/01/32	1,450	1,675,765
Main Line Health System, 5.00%, 10/01/33	2,300	2,648,174
Simpson Senior Services Project, 5.00%, 12/01/30	2,180	2,255,537
City of Philadelphia Pennsylvania, GO, Refunding:
(AGM), 5.00%, 08/01/30	9,235	10,626,992
Series A, 5.00%, 08/01/30	4,500	5,121,360
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/30	3,500	3,980,165
5.00%, 06/01/32	6,000	6,764,160
Commonwealth of Pennsylvania, GO, Refunding, , 1st Series, 4.00%, 01/01/30	7,000	7,331,030
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project(e):
Series A, 4.00%, 01/01/35	9,765	5,419,575
Series B, 3.50%, 12/01/35(g)(h)	890	493,950
County of Berks IDA, Refunding RB, Tower Health Project:
5.00%, 11/01/29	2,000	2,272,380
5.00%, 11/01/30	2,000	2,263,860
5.00%, 11/01/34	2,500	2,793,950
5.00%, 11/01/35	3,325	3,704,815
County of Bucks Pennsylvania IDA, VRDN, Refunding RB, Grand View Hospital, Series A, 1.45%, 07/01/34(k)	10,385	10,385,000

Security	Par (000)	Value
Pennsylvania (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 01/01/22	$615	$648,677
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/27	1,275	1,327,823
Asbury Pennsylvania Obligated Group, 5.25%, 01/01/32	3,350	3,451,002
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/29	1,300	1,430,715
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/30	2,675	2,934,234
Diakon Lutheran Social Ministries Project, 5.00%, 01/01/32	1,510	1,662,948
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project, Series A, 4.00%, 06/01/31	2,275	2,355,399
County of Delaware Authority, Refunding RB, Cabrini University:
5.00%, 07/01/26	1,180	1,302,248
5.00%, 07/01/28	800	882,168
5.00%, 07/01/29	1,365	1,497,569
5.00%, 07/01/30	1,435	1,568,670
County of Delaware Pennsylvania Authority, Refunding RB, Villanova University:
4.00%, 12/01/30	1,000	1,058,810
4.00%, 12/01/31	1,000	1,056,560
County of Lancaster Hospital Authority, Refunding RB, University of Pennsylvania Health System Obligation, Series A, 3.00%, 08/15/30	2,535	2,462,398
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University:
5.00%, 09/01/31	1,750	2,017,908
5.00%, 09/01/32	1,315	1,507,779
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,696,175
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/33	15,015	16,667,701
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/29	3,250	3,542,597
Albert Einstein Healthcare Network, Series A, 5.25%, 01/15/30	6,185	6,723,342
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 01/01/30	2,000	2,026,180
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 08/15/33	12,660	13,590,130
County of Northampton Pennsylvania General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/34	4,000	4,624,200
County of Westmoreland Municipal Authority, Refunding RB (BAM):
5.00%, 08/15/27	1,500	1,721,790
5.00%, 08/15/30	4,000	4,625,600
5.00%, 08/15/31	17,010	19,597,731
5.00%, 08/15/32	17,945	20,598,707
Geisinger Authority, Refunding RB, Geisinger Health System, Series A-2:
5.00%, 02/15/32	4,000	4,582,280
5.00%, 02/15/34	1,750	1,992,060

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	$16,500	$18,113,205
Pennsylvania Bridge Finco LP, 5.00%, 12/31/29	5,000	5,565,350
Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/30	13,100	14,533,271
Pennsylvania Economic Development Financing Authority, Refunding RB, University of Pittsburgh Medical Center:
5.00%, 03/15/30	5,250	6,017,812
5.00%, 03/15/31	4,500	5,140,665
Pennsylvania Higher Educational Facilities Authority, RB:
Series AT-1, 5.00%, 06/15/30	7,910	9,005,377
Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,510,872
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, 5.00%, 05/01/30	425	481,155
Drexel University, 5.00%, 05/01/31	1,000	1,128,450
Drexel University, 5.00%, 05/01/32	1,750	1,968,383
Drexel University, 5.00%, 05/01/33	3,320	3,722,185
Drexel University, 5.00%, 05/01/35	1,000	1,115,330
La Salle University, 4.00%, 05/01/32	3,000	2,956,140
Pennsylvania Housing Finance Agency, Refunding RB, Series 125-A, AMT, 3.40%, 10/01/32	9,000	8,801,370
Pennsylvania Turnpike Commission, RB, Sub-Series B-1:
5.00%, 06/01/31	3,000	3,368,250
5.00%, 06/01/32	4,075	4,561,962
5.00%, 06/01/33	4,000	4,461,880
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund, Enhanced Turnpike, 5.00%, 12/01/30	5,000	5,676,850
Subordinate, Series B-2 (AGM), 5.00%, 06/01/34	5,000	5,658,600
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/32	1,000	1,121,020
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/33	1,815	2,026,974
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/34	1,500	1,668,885
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	2,005	2,224,006
Philadelphia Gas Works Co., Refunding RB, General Ordinance, Series 14-T, 5.00%, 10/01/30	425	483,816
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 04/01/27	4,130	4,426,286
5.00%, 04/01/28	8,000	8,548,080
5.00%, 04/01/29	6,000	6,391,740
5.00%, 04/01/30	5,500	5,841,440
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 07/01/30	1,280	1,365,350
5.00%, 07/01/30	825	890,918
Wayne County Hospital & Health Facilities Authority, RB, Wayne Memorial Hospital Project, Series A:
5.00%, 07/01/31	355	407,767
4.00%, 07/01/33	440	453,988

		366,659,232
Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, 5.00%, 05/15/30	1,500	1,659,645

Security	Par (000)	Value
Rhode Island (continued)
Rhode Island Housing & Mortgage Finance Corp., RB, S/F Housing, Homeownership Opportunity Bonds, Series 68-B, 3.00%, 10/01/31	$13,500	$12,986,055
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/28	2,750	3,063,940
5.00%, 06/01/29	4,500	4,978,710
5.00%, 06/01/30	4,215	4,636,289

		27,324,639
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 05/01/28	2,000	2,090,860

Tennessee — 0.5%
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	6,750,891
Counties of Nashville & Davidson Tennessee Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/31	1,300	1,469,208
County of Memphis-Shelby Industrial Development Board, Refunding, Tax Allocation Bonds, Graceland Project, Series A, 4.75%, 07/01/27	605	639,189

		8,859,288
Texas — 17.6%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/30	1,600	1,779,424
5.00%, 01/01/31	1,175	1,302,911
5.00%, 01/01/33	1,500	1,653,525
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 08/15/32	12,500	13,654,250
5.00%, 08/15/33	14,000	15,252,720
City of Houston Texas, Refunding RB, Series B-2, AMT, 5.00%, 07/15/20	5,970	6,278,350
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,881,238
City of Houston Texas Airport System Revenue, Refunding RB, Series D, 5.00%, 07/01/33(a)	7,000	8,160,040
City of Houston Texas Combined Utility System Revenue, Refunding RB, First Lien, Series B:
5.25%, 11/15/33	10,000	11,784,000
5.00%, 11/15/34	19,815	22,765,255
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/33	1,650	1,854,320
Clifton Higher Education Finance Corp., Refunding RB, Series A:
Idea Public Schools (PSF- GTD), 4.00%, 08/15/31	1,250	1,329,475
Idea Public Schools (PSF- GTD), 4.00%, 08/15/33	1,200	1,263,192
Uplift Education, 3.10%, 12/01/22	775	776,852
Uplift Education, 3.95%, 12/01/32	1,800	1,804,194
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 08/15/33	12,325	12,871,244
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 01/01/28	500	549,270
6.38%, 01/01/33	460	515,435

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 01/01/33	$1,090	$1,135,453
YMCA of the Greater Houston Area, 5.00%, 06/01/28	1,150	1,227,050
YMCA of the Greater Houston Area, 5.00%, 06/01/33	3,000	3,170,910
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 05/01/30	31,120	33,026,100
Series B (AMBAC), AMT, 4.55%, 05/01/30	10,000	10,704,800
Series B-2, 4.00%, 06/01/30	12,995	13,351,193
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A(b):
0.00%, 09/15/31	6,235	3,916,016
0.00%, 09/15/32	15,135	9,022,276
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	5,500	5,701,025
4.00%, 11/15/32	15,420	15,941,967
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,084,200
Leander ISD, GO, CAB, Refunding, Series D (PSF-GTD)(b):
0.00%, 08/15/31	1,200	735,744
0.00%, 08/15/32	2,000	1,164,720
0.00%, 08/15/33	4,485	2,481,864
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 04/01/29	2,290	2,478,444
Stephenville LLC Tarleton State University Project, 5.38%, 04/01/28	1,150	1,254,915
Stephenville LLC Tarleton State University Project, 5.00%, 04/01/29	725	785,828
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,767,424
New Hope Cultural Education Facilities Finance Corp., RB, Jubilee Academic Center Project, Series A(c):
3.63%, 08/15/22	295	292,973
4.25%, 08/15/27	450	450,756
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 5.00%, 01/01/35	5,750	6,526,192
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 01/01/22	520	537,207
5.50%, 01/01/32	1,000	1,045,760
Socorro Independent School District, GO, Refunding Series B, 4.00%, 08/15/34	3,000	3,208,890
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	13,000	14,056,900
5.00%, 12/15/31	25,000	26,990,000
Texas Public Finance Authority, Refunding RB, Midwestern State University:
4.00%, 12/01/29	2,000	2,125,160
4.00%, 12/01/30	2,000	2,111,620
4.00%, 12/01/31	1,650	1,738,391

Security	Par (000)	Value
Texas (continued)
Texas Transportation Commission State Highway Fund, Refunding RB, 1st Tier:
5.00%, 10/01/22	$5,000	$5,598,400
Series A, 5.00%, 04/01/22	5,000	5,538,450
University of Texas System, Refunding RB, Financing System, Series C, 5.00%, 08/15/20	7,410	7,897,282

		293,543,605
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 05/01/33	2,400	2,538,816

Virginia — 0.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,143,640
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 07/01/30	3,000	3,073,410
4.50%, 07/01/32	1,100	1,122,110
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	500,315
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 07/01/30(c)	2,000	2,177,340
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 07/01/34	3,940	4,182,862

		13,199,677
Washington — 3.7%
Grant & Douglas Counties School District No. 144-101 Quincy, GO, 4.00%, 12/01/34	7,475	7,875,436
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 09/01/18	1,025	1,025,318
5.00%, 09/01/27	1,000	1,025,530
5.25%, 09/01/32	1,850	1,891,440
Port of Seattle Washington, Refunding RB, Intermediate Lien, AMT, Series C:
5.00%, 05/01/33	6,695	7,591,393
5.00%, 05/01/34	6,000	6,783,840
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 04/01/30	5,000	5,427,500
State of Washington, GO, Various Purpose, Series A, 5.00%, 08/01/33	11,925	13,875,214
Washington Biomedical Research Properties 3.2, RB, Series A:
5.00%, 01/01/31	1,000	1,145,510
5.00%, 01/01/32	1,140	1,302,017
Washington Health Care Facilities Authority, Refunding RB, MultiCare Health System, Series B, 5.00%, 08/15/35	9,485	10,895,325
Washington State Housing Finance Commission, Refunding RB, Emerald Heights Project:
5.00%, 07/01/28	1,000	1,090,240
5.00%, 07/01/33	1,100	1,185,712

		61,114,475
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB, West Virginia University Health System, Series A:
5.00%, 06/01/31	1,950	2,213,250
5.00%, 06/01/33	1,100	1,239,491

		3,452,741

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin — 1.6%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 04/01/30	$6,690	$7,136,357
Waste Management, Inc. Project, 2.63%, 11/01/25	3,000	2,911,860
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 07/01/28	2,250	2,422,642
Wisconsin Health & Educational Facilities Authority, Refunding RB, Marquette University, 4.00%, 10/01/32	4,520	4,672,234
Wisconsin Housing & Economic Development Authority, Refunding RB, S/F Housing, Series D, 3.00%, 09/01/32	9,000	8,677,980

		25,821,073

Total Municipal Bonds — 131.9% (Cost — $2,179,192,365)		2,195,339,455

Municipal Bonds Transferred to Tender Option Bond Trusts(i)
Colorado — 5.0%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT(j):
4.25%, 11/15/29	33,820	35,601,739
4.25%, 11/15/30	35,210	37,064,969
4.25%, 11/15/31	8,085	8,510,942
4.25%, 11/15/32	2,230	2,347,483

		83,525,133
Florida — 5.8%
County of Broward Florida, ARB, Series Q-1(j):
4.00%, 10/01/29	17,200	17,787,466
4.00%, 10/01/30	18,095	18,713,034
4.00%, 10/01/31	18,820	19,462,797
4.00%, 10/01/32	19,575	20,243,584
4.00%, 10/01/33	20,355	21,050,224

		97,257,105
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals & Clinics:
4.00%, 09/01/28	3,375	3,521,679
4.00%, 09/01/29	6,524	6,808,580
4.00%, 09/01/30	6,324	6,599,888
4.00%, 09/01/31	8,649	9,025,933
4.00%, 09/01/32	7,749	8,086,819
4.00%, 09/01/33	9,374	9,782,442

		43,825,341
Nevada — 1.1%
Clark County Nevada, 4.00%, 11/01/34	17,710	18,637,261

Pennsylvania — 2.8%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(j)	20,000	22,873,599
Lehigh County Pennsylvania General Purpose Hospital, 4.00%, 07/01/33	22,285	22,925,540

		45,799,139
Texas — 9.6%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing & Expansion Project:
4.00%, 09/15/30	15,000	15,514,992
4.00%, 09/15/31	19,475	20,143,631
4.00%, 09/15/32	18,075	18,695,565
4.00%, 09/15/33	11,000	11,377,661
4.00%, 09/15/34	11,885	12,293,045
4.00%, 09/15/35	4,500	4,654,497

Security	Par (000)	Value
Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, AMT(j):
Series E, 4.00%, 11/01/32	$6,915	$7,281,745
Series E, 4.13%, 11/01/35	10,435	10,988,432
Series F, 5.00%, 11/01/29	12,820	13,499,923
Series F, 5.00%, 11/01/30	15,565	16,390,507
Series F, 5.00%, 11/01/31	10,000	10,530,361
Series F, 5.00%, 11/01/32	17,170	18,080,630

		159,450,989

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.9% (Cost — $439,573,597)		448,494,968

Total Long-Term Investments — 158.8% (Cost — $2,618,765,962)		2,643,834,423

	Shares
Short-Term Securities — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(l)(m)	26,798,334	26,803,694

Total Short-Term Securities — 1.6% (Cost — $26,801,014)		26,803,694

Total Investments — 160.4% (Cost — $2,645,566,976)		2,670,638,117
Other Assets Less Liabilities — 0.4%		7,001,488
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.8)%		(262,830,626)
RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.0)%		(749,611,379)

Net Assets Applicable to Common Shares — 100.0%		$1,665,197,600

(a)	When-issued security.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires between November 1, 2018 to March 1, 2026, is $180,165,689. See Note 4 of the Notes to Financial Statements for details.

(k)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(l)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal 2030 Target Term Trust (BTT)

(m)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	47,738,777	(20,940,443)	26,798,334	$26,803,694	$362,061	$6,739	$(11,820)

(a)	Includes net capital gain distributions, if applicable.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$2,643,834,423	$—	$2,643,834,423
Short-Term Securities	26,803,694	—	—	26,803,694

	$26,803,694	$2,643,834,423	$—	$2,670,638,117

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(261,819,915)	$—	$(261,819,915)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(1,011,819,915)	$—	$(1,011,819,915)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 109.5%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$420	$461,450

Arizona — 1.1%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,185	1,235,718
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35(a)	275	283,577

		1,519,295
California — 13.9%
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 07/01/19(b)	1,010	1,052,975
California School Finance Authority, RB, Alliance For College-Ready Public School Projects, Series A, 5.00%, 07/01/51(a)	1,200	1,271,820
California Statewide Communities Development Authority, RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/46(a)	1,220	1,283,660
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	990	1,047,747
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
Asset-Backed, Senior, 5.13%, 06/01/47	425	426,594
5.25%, 06/01/47	475	493,815
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,185	1,382,871
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,165	2,513,543
5.25%, 05/15/38	615	692,595
State of California, GO, Various Purposes, 6.00%, 03/01/33	1,960	2,094,985
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	2,100	2,426,928
5.50%, 11/01/33	1,500	1,731,915
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	610	694,241
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.00%, 06/01/37	2,025	2,035,894
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	460	533,913

		19,683,496
Colorado — 2.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	250	254,430
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,750	1,981,297
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health Initiative, 5.50%, 07/01/34	1,675	1,718,852
Frasier Meadows Retirement Community Project, 5.25%, 05/15/37	210	229,274

		4,183,853
Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	515	520,304

Delaware — 0.8%
County of Kent Delaware, RB, CHF Dover LLC, Delaware State University Project, Series A, 5.00%, 07/01/58	1,040	1,101,620

Security	Par (000)	Value
Florida — 6.5%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(a):
5.00%, 05/01/32	$225	$239,333
5.00%, 05/01/48	555	577,289
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	370	418,799
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	5,675	6,539,302
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	180	190,595
5.38%, 05/01/47	185	195,625
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	875	994,061

		9,155,004
Georgia — 0.6%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, Series B, 3.50%, 11/01/43	330	320,803
County of Georgia Housing & Finance Authority, RB, S/F, Series A:
3.95%, 12/01/43	370	371,080
4.00%, 12/01/48	195	195,135

		887,018
Idaho — 0.5%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A(c):
4.00%, 03/01/43	190	188,818
4.00%, 03/01/38	375	375,300
4.00%, 03/01/48	190	189,343

		753,461
Illinois — 20.2%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/46	215	219,814
Project, Series C, 5.25%, 12/01/35	700	728,595
Refunding Dedicated Revenues, Series D, 5.00%, 12/01/27	400	422,256
Refunding Dedicated Revenues, Series F, 5.00%, 12/01/23	290	304,778
Refunding Dedicated Revenues, Series G, 5.00%, 12/01/34	215	222,938
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	4,545	5,044,995
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	560	602,392
Sales Tax Receipts, 5.25%, 12/01/36	1,500	1,601,730
Sales Tax Receipts, 5.25%, 12/01/40	1,750	1,866,392
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	580	612,242
5.25%, 12/01/43	2,660	2,767,517
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 08/15/41	1,750	1,926,365
Rush University Medical Center, Series B, 7.25%, 11/01/18(b)	1,600	1,623,280
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	2,900	3,033,661
Metropolitan Pier & Exposition Authority, RB, Series A, McCormick Place Expansion Project:
Bonds, 0.00%, 12/15/56(d)	2,165	324,274
Bonds, 5.00%, 06/15/57	590	628,102
5.50%, 06/15/53	280	303,590

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Bonds, Series B, 0.00%, 12/15/54(d)	$3,020	$503,223
Series B-2, 5.00%, 06/15/50	125	127,338
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,055	1,161,302
6.00%, 06/01/21	300	334,347
State of Illinois, GO:
5.25%, 02/01/31	730	774,260
5.25%, 02/01/32	1,500	1,585,650
5.50%, 07/01/33	1,500	1,590,495
5.50%, 07/01/38	340	357,887

		28,667,423
Indiana — 3.7%
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	125	134,487
6.75%, 01/15/43	185	198,779
6.88%, 01/15/52	375	403,695
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	500	511,375
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	3,400	3,465,246
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	520	542,911

		5,256,493
Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	905	961,617
Midwestern Disaster Area, 5.50%, 12/01/22	5	5,041
Midwestern Disaster Area, 5.25%, 12/01/25	625	667,393

		1,634,051
Kansas — 2.2%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	475	503,006
Kansas Development Finance Authority, Refunding RB, Adventist Health System:
5.50%, 11/15/19(b)	55	57,588
5.50%, 11/15/29	2,445	2,576,468

		3,137,062
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,095	1,195,116
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	915	947,437

		2,142,553
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	680	753,902

Maryland — 0.4%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	135	139,990
City of Baltimore Maryland, Tax Allocation Bonds, Center/West Development, Series A, 5.38%, 06/01/36	415	422,262

		562,252

Security	Par (000)	Value
Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	$790	$860,666
UMass Boston Student Housing Project, 5.00%, 10/01/41	500	542,480
UMass Boston Student Housing Project, 5.00%, 10/01/48	875	944,877
Massachusetts Development Finance Agency, Refunding RB:
Emerson College Issue, 5.00%, 01/01/45	375	401,933
Trustees of Deerfield Academy, 5.00%, 10/01/40	375	399,026
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	300	325,152

		3,474,134
Michigan — 3.2%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,400	1,532,174
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18(b)	910	918,700
6.00%, 10/15/18(b)	540	545,162
6.00%, 10/15/38	50	50,455
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(b)	825	829,595
State of Michigan Housing Development Authority, RB, Series A, 4.05%, 10/01/48	735	733,692

		4,609,778
Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	125	131,363

Nevada — 4.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	2,600	2,677,818
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	2,825	2,987,805

		5,665,623
New Jersey — 7.1%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	265	284,043
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA:
5.50%, 06/15/19(b)	500	517,200
5.50%, 12/15/29	250	256,425
New Jersey Housing & Mortgage Finance Agency, RB, S/F, Series CC, 5.25%, 10/01/29	1,545	1,564,343
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,990	2,015,333
Series AA, 5.50%, 06/15/39	2,245	2,410,007
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	475	530,461
Series A, 5.00%, 06/01/46	1,515	1,664,197
Series A, 5.25%, 06/01/46	390	436,687
Sub-Series B, 5.00%, 06/01/46	380	407,102

		10,085,798
New York — 3.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	934,209
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,005	1,105,610
5.75%, 02/15/47	615	669,194
Metropolitan Transportation Authority, RB, Series A, 5.25%, 11/15/21(b)	500	555,975

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	$425	$479,379
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,480	1,559,565
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	275	269,189

		5,573,121
Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	225	225,562
5.88%, 06/01/47	1,000	1,008,600
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,405	2,557,285
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,385	1,548,624

		5,340,071
Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	560	629,210
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,110	1,088,189
Tulsa County Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/45	850	934,949

		2,652,348
Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	575	257,324

Pennsylvania — 4.1%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	420	452,323
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	70	69,998
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 04/01/39	800	822,560
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	1,000	1,014,590
Pennsylvania Turnpike Commission, RB, Series A(b):
5.63%, 12/01/20	1,200	1,305,996
5.63%, 12/01/20	445	484,307
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,530	1,693,098

		5,842,872
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	305	306,989
5.63%, 05/15/43	1,420	1,432,382

		1,739,371
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	2,870	2,922,234
5.00%, 06/01/50	125	130,425

		3,052,659

Security	Par (000)	Value
South Carolina — 3.7%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	$1,825	$2,088,658
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,500	1,623,420
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	210	223,335
Series E, 5.25%, 12/01/55	1,230	1,330,036

		5,265,449
Texas — 11.0%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 01/01/21(b)	2,560	2,805,171
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	1,140	1,270,678
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	2,710	2,942,220
Del Mar College District, GOL, Series B, 4.00%, 08/15/48(c)	850	861,934
Lower Colorado River Authority, Refunding RB:
5.50%, 05/15/19(b)	5	5,150
5.50%, 05/15/19(b)	80	82,406
5.50%, 05/15/19(b)	5	5,150
5.50%, 05/15/33	1,910	1,965,467
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(b)	1,500	1,658,430
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 01/01/19(b)	1,250	1,272,713
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	520	579,842
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,005	2,128,648

		15,577,809
Virginia — 3.4%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.00%, 03/01/26	240	247,665
5.13%, 03/01/31	470	488,664
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	425	461,733
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health(b):
5.50%, 05/15/19	475	489,668
5.50%, 05/15/19	885	912,683
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(b)	1,200	1,220,640
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,010	1,009,970

		4,831,023
Wisconsin — 0.6%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	735	795,748

Total Municipal Bonds — 109.5% (Cost — $146,916,877)		155,313,728

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 20.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(g)	2,999	3,018,427
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,840	1,919,157

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
California (continued)
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	$3,700	$3,953,117
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	600	618,111
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	4,041	4,337,956
Los Angeles Community College District California, GO, Refunding, Go, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	5,977	6,251,288
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	6,448	6,709,849
University of California, RB, Series O, 5.75%, 05/15/19(b)	2,310	2,390,224

		29,198,129
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	2,129	2,233,636
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18(b)	2,698	2,716,291

		4,949,927
Georgia — 0.7%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,046,199

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,900	1,971,811

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,244	1,369,602

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	1,605	1,609,125

Nevada — 1.5%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(b)	1,994	2,066,669

New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(g)	1,680	1,730,996

New Jersey — 3.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	3,000	3,006,450
Series B, 5.25%, 06/15/36(g)	2,481	2,586,282

		5,592,732
New York — 12.2%
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	2,499	2,720,436
Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,985	3,082,321
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,500	2,539,762
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,694,957
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	1,980	2,199,868
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(b)	3,000	3,070,860

		17,308,204

Security	Par (000)	Value
North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, Series 39-B, 4.00%, 01/01/48	$1,089	$1,093,175

Pennsylvania — 2.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,729,228
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,830	2,063,490

		3,792,718
Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,207	2,234,086

Texas — 5.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(b)(g)	3,074	3,130,748
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,200	4,381,881

		7,512,629
Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(g)	1,473	1,752,144

West Virginia — 1.2%
Morgantown Utility Board Inc., RB, Series B, 4.00%, 12/01/48(g)	1,671	1,678,977

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 59.9% (Cost — $82,455,834)		84,907,123

Total Long-Term Investments — 169.4% (Cost — $229,372,711)		240,220,851

	Shares
Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(h)(i)	569,880	569,994

Total Short-Term Securities — 0.4% (Cost — $569,994)		569,994

Total Investments — 169.8% (Cost — $229,942,705)		240,790,845
Other Assets Less Liabilities — 1.4%		1,958,525
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.7)%		(49,228,114)
VRDP Shares at Liquidity Value, Net of Deferred Offering Cost — (36.5)%		(51,712,896)

Net Assets Applicable to Common Shares — 100.0%		$141,808,360

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal Income Investment Trust (BBF)

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between September 6, 2018 to June 1, 2026, is $13,886,759. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.
(i)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	569,880	569,880	$569,994	$4,667	$53	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	10	09/19/18	$1,194	$6,085
Long U.S. Treasury Bond	25	09/19/18	3,574	10,199
5-Year U.S. Treasury Note	13	09/28/18	1,471	1,875

				$18,159

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$18,159	$—	$18,159

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$440,452	$—	$440,452

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$29,920	$—	$29,920

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$7,234,641

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock Municipal Income Investment Trust (BBF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$240,220,851	$—	$240,220,851
Short-Term Securities	569,994	—	—	569,994

	$569,994	$240,220,851	$—	$240,790,845

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$18,159	$—	$—	$18,159

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(49,042,815)	$—	$(49,042,815)
VRDP Shares at Liquidation Value	—	(52,000,000)	—	(52,000,000)

	$—	$(101,042,815)	$—	$(101,042,815)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 134.5%

New York — 130.0%
Corporate — 4.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$280	$300,440
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	650	713,018
5.00%, 07/01/28	795	847,232
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 09/01/32	550	552,167
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24(a)	1,000	1,158,120
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	3,195	3,925,696
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,500	1,512,000

		9,008,673
County/City/Special District/School District — 26.2%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	1,115	1,294,526
5.00%, 08/01/30	1,000	1,112,920
City of New York, GO:
Series A-1, 4.75%, 08/15/25	750	751,957
Series A-1, 5.00%, 08/01/35	1,000	1,078,970
Series D, 5.38%, 06/01/32	25	25,089
Series G-1, 6.25%, 12/15/31	15	15,271
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	774,697
Sub-Series G-1, 6.25%, 12/15/18(b)	485	493,939
Sub-Series G-1, 5.00%, 04/01/28	630	690,820
Sub-Series G-1, 5.00%, 04/01/29	750	821,572
Sub-Series I-1, 5.38%, 04/01/19(b)	465	477,350
Sub-Series I-1, 5.38%, 04/01/36	65	66,586
Refunding Series I, 5.00%, 08/01/30	1,000	1,102,950
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	2,000	419,960
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	3,700	4,152,621
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 4.75%, 03/01/42	1,960	750,974
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	1,500	496,905
(AMBAC), 5.00%, 01/01/39	3,000	3,040,500
Queens Baseball Stadium (AGC), 0.00%, 01/01/39(c)	150	152,858
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	177,538
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/40	2,975	3,357,525
City of New York Industrial Development Agency, RB, PILOT, Yankee Stadium Project (NPFGC):
4.75%, 03/01/46	350	350,238
5.00%, 03/01/46	500	502,830
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	115	134,156
5.00%, 09/01/36	105	122,126
5.00%, 09/01/37	115	133,558
5.00%, 09/01/38	180	208,737
5.00%, 09/01/39	140	161,868

Security	Par (000)	Value
County/City/Special District/School District (continued)
County of Nassau New York, GO:
Series A, 5.00%, 01/15/31	$1,000	$1,146,720
Refunding Series B, 5.00%, 04/01/32	835	950,614
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	125	137,514
5.75%, 02/15/47	75	81,609
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	1,225	1,386,602
Fiscal 2017, 5.00%, 02/15/42	2,020	2,291,306
5.00%, 02/15/37	215	245,257
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	2,000	2,110,960
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,200	1,264,512
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	480	527,827
4 World Trade Center Project, 5.00%, 11/15/31	860	936,187
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,269,926
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,935	2,023,178
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,420	1,532,365
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	2,070	2,227,134
World Trade Center Project, 5.75%, 11/15/51	1,340	1,491,755

		49,492,507
Education — 29.9%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	380	410,472
Daemen College Project, 5.00%, 10/01/48	290	311,999
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	1,100	1,169,256
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 5.13%, 05/01/38(a)	660	674,942
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	278,250
Manhattan College Project, 5.00%, 08/01/35	525	593,555
City of New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 01/01/39	750	760,590
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	225	252,713
Carnegie Hall, 4.75%, 12/01/39	2,000	2,064,860
City of New York Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	1,000	1,006,230
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	3,135	3,291,625
Series B, 4.00%, 08/01/35	470	484,128
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	625	647,900
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	245	264,789
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/34	170	184,360
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 08/01/36	2,155	2,015,938

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	$395	$450,079
4.00%, 07/01/46	745	766,955
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	1,900	2,076,909
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	125	122,879
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	320	366,000
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	1,165	1,221,479
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	360	381,611
5.00%, 07/01/42	220	232,626
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	750	815,625
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	700	761,943
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	500	558,380
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	168,917
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	818,715
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	229,702
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	2,000	2,064,040
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	1,440	1,881,317
New York University, Series B, 5.00%, 07/01/37	1,250	1,372,162
Series B, 5.75%, 03/15/19(b)	600	616,146
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	750	773,865
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	2,000	2,155,420
Teachers College, Series B, 5.00%, 07/01/42	1,225	1,328,953
Touro College & University System, Series A, 5.25%, 01/01/34	800	875,072
Touro College & University System, Series A, 5.50%, 01/01/39	2,000	2,199,620
University of Rochester, Series A, 5.13%, 07/01/19(b)	740	764,383
University of Rochester, Series A, 5.75%, 07/01/19(b)	565	586,809
University of Rochester, Series A, 5.13%, 07/01/39	110	113,400
University of Rochester, Series A, 5.75%, 07/01/39	85	88,218
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	2,000	2,203,840
Barnard College, Series A, 5.00%, 07/01/33	530	602,817
Brooklyn Law School, 5.75%, 07/01/33	475	488,286
Columbia University, Series B, 5.00%, 10/01/38	735	864,242
Cornell University, Series A, 5.00%, 07/01/40	800	846,536
Culinary Institute of America, 5.00%, 07/01/42	300	320,277
Fordham University, 5.00%, 07/01/44	850	941,477
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,530,227
New York University, Series A, 5.00%, 07/01/37	1,790	1,964,937
Rochester Institute of Technology, 5.00%, 07/01/42	1,790	1,949,543
Skidmore College, Series A, 5.00%, 07/01/28	75	81,049
Skidmore College, Series A, 5.25%, 07/01/29	85	92,654

Security	Par (000)	Value
Education (continued)
St. John’s University, Series A, 5.00%, 07/01/37	$835	$931,927
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	2,355	2,678,341
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	445	505,435
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	810	918,913
Teachers College, 5.50%, 03/01/19(b)	450	460,440
St. John’s Univerisity, Series A, 5.00%, 07/01/34	250	280,175
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	415	465,095
Hofstra University Project, 5.00%, 07/01/47	120	134,753

		56,463,796
Health — 13.5%
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	2,650	2,662,428
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	324,021
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	430	430,271
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	200,554
5.00%, 12/01/46	320	350,054
Series A, 5.00%, 12/01/32	240	261,180
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,650	1,790,828
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 07/01/42	2,800	2,950,192
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	230	250,974
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,325,155
Series B, 6.00%, 11/01/20(b)	435	475,955
Series B, 6.00%, 11/01/30	65	69,880
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 01/01/28	675	730,694
5.00%, 01/01/34	1,250	1,337,113
State of New York Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 6.00%, 07/01/19(b)	500	520,200
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19(b)	200	208,080
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	500	540,015
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	522,155
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	915	1,041,069
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	296,716
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	1,385	1,464,499
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,750	1,902,845
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,087,340

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	$1,430	$1,562,332
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	1,100	1,129,623

		25,434,173
Housing — 2.7%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	1,140	1,253,065
5.00%, 07/01/33	500	542,030
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	925	961,029
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	355	389,478
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	495	507,177
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	1,440	1,445,227

		5,098,006
State — 15.2%
City of New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 02/01/32	5,000	5,627,350
City of New York Transitional Finance Authority, Refunding RB, Fiscal 2018:
Series S-1, 5.00%, 07/15/35	505	579,078
Series S-2, 5.00%, 07/15/35	505	579,078
City of New York Transitional Finance Authority Building Aid Revenue, RB, Series S-3, 5.25%, 07/15/36	665	791,018
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,500	2,709,800
Sub-Series E-1, 5.00%, 02/01/38	1,850	2,103,413
Sub-Series F-1, 5.00%, 05/01/39	1,775	2,019,915
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 03/15/42	4,380	4,762,900
General Purpose, Series C, 5.00%, 03/15/34	2,185	2,342,167
Group 4, Series A, 5.00%, 03/15/45	1,160	1,331,668
Series A, 5.00%, 03/15/36	1,360	1,554,670
Series A, 5.00%, 02/15/42	1,500	1,693,380
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/18(b)	395	397,461
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	885	990,775
5.00%, 03/15/32	1,000	1,114,870

		28,597,543
Tobacco — 3.3%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,000	1,038,010
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	1,500	1,411,110
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	1,470	1,532,754
Tobacco Settlement Pass-Through, Series B, 5.00%, 06/01/45	130	138,479

Security	Par (000)	Value
Tobacco (continued)
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	$150	$151,435
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	250	269,462
5.25%, 05/15/40	110	117,619
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	725	709,681
Westchester Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	870	905,348

		6,273,898
Transportation — 30.5%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System, 5.00%, 01/01/42	535	604,266
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	540	629,078
Series C, 6.50%, 11/15/28	195	197,755
Series D, 5.25%, 11/15/21(b)	220	244,629
Series E, 5.00%, 11/15/38	4,000	4,406,680
Sub-Series A-1, 5.00%, 11/15/45	715	791,991
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	750	792,285
Green Bonds, Series A-1, 5.00%, 11/15/41	855	953,419
Green Bonds, Series A-1, 5.25%, 11/15/56	750	840,907
Series D, 5.25%, 11/15/21(b)	780	867,321
Series D, 5.25%, 11/15/23(b)	910	1,060,114
Series F, 5.00%, 11/15/30	2,000	2,210,520
Series F, 5.00%, 11/15/35	500	562,550
Transportation, Series D, 5.00%, 11/15/20(b)	800	860,616
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	2,695	2,912,729
5.00%, 11/15/51	230	244,580
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	3,115	3,335,075
5.25%, 01/01/50	4,445	4,812,735
(AGM), 4.00%, 07/01/41	800	806,272
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	2,305	2,412,597
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,262,560
Series 8, 6.00%, 12/01/42	1,000	1,090,610
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	829,193
179th Series, 5.00%, 12/01/38	575	643,868
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	640	650,701
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	547,615
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	750	838,852
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 01/01/56	920	1,034,531
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	2,500	2,751,525
Series I, 5.00%, 01/01/27	1,000	1,092,960
Series I, 5.00%, 01/01/37	1,760	1,907,294
Series I, 5.00%, 01/01/42	280	302,764
Series J, 5.00%, 01/01/41	2,000	2,203,720
Series K, 5.00%, 01/01/32	2,575	2,913,484

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2018	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Triborough Bridge & Tunnel Authority, RB:
Series A, 5.00%, 11/15/42	$1,000	$1,143,460
Series B, 5.00%, 11/15/40	350	398,192
Series B, 5.00%, 11/15/45	310	351,162
Triborough Bridge & Tunnel Authority, Refunding RB, General:
CAB, Series B, 5.00%, 11/15/32	1,700	1,034,110
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	555	639,982
Series A, 5.25%, 11/15/45	590	677,963
Series A, 5.00%, 11/15/50	500	556,745

		57,417,410
Utilities — 7.2%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,058,550
Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,119,340
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	490	554,891
Series A (AGM), 5.00%, 05/01/21(b)	500	543,670
Series C (CIFG), 5.25%, 09/01/29	2,000	2,393,440
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.75%, 04/01/19(b)	4,000	4,116,120
Series B, 5.00%, 09/01/41	200	224,542
Series B, 5.00%, 09/01/46	250	279,735
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/36	525	612,538
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	379,131
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	2,000	2,231,600

		13,513,557

Total Municipal Bonds in New York		251,299,563

Puerto Rico — 1.2%
Tobacco — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	2,220	2,239,358

Total Municipal Bonds — 134.5% (Cost — $242,413,370)		253,538,921

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 30.2%
County/City/Special District/School District — 10.2%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	4,370	4,784,232
Sub-Series I-1, 5.00%, 03/01/36	1,500	1,675,612
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	1,200	1,379,688
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	1,250	1,366,909
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,110,739
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,853,583

		19,170,763
Education — 2.1%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	3,527	3,927,597

Security	Par (000)	Value
State — 3.6%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	$660	$670,497
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	825	896,099
Sub-Series F-1, 5.00%, 05/01/38	1,424	1,624,216
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	750	860,043
4.00%, 10/15/32	1,000	1,079,690
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,500	1,602,397

		6,732,942
Transportation — 3.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	1,455	1,657,342
Consolidated, Series 169th, 5.00%, 10/15/26	1,500	1,624,245
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,180	1,282,990
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	1,500	1,692,428

		6,257,005
Utilities — 11.0%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	5,310	5,750,305
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,511	3,808,796
Series FF-2, 5.50%, 06/15/40	810	836,409
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	6,868	7,655,573
Restructuring, Series A, 5.00%, 12/15/35	2,000	2,302,670
Restructuring, Series B, 4.00%, 12/15/35	370	392,139

		20,745,892

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.2% (Cost — $54,215,652)		56,834,199

Total Long-Term Investments — 164.7% (Cost — $296,629,022)		310,373,120

	Shares
Short-Term Securities — 1.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(f)(g)	2,136,343	2,136,771

Total Short-Term Securities — 1.1% (Cost — $2,136,512)		2,136,771

Total Investments — 165.8% (Cost — $298,765,534)		312,509,891
Other Assets Less Liabilities — 1.3%		2,403,292
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.0)%		(31,961,071)
VMTP Shares, at Liquidation Value — (50.1)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$188,452,112

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock New York Municipal Income Trust (BNY)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.
(g)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,541,341	(404,998)	2,136,343	$2,136,771	$16,411	$45	$20

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	29	09/19/18	$3,463	$6,438
Long U.S. Treasury Bond	52	09/19/18	7,434	(29,241)
5-Year U.S. Treasury Note	39	09/28/18	4,412	3,943

				$(18,860)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$10,381	$—	$10,381

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$29,241	$—	$29,241

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2018	BlackRock New York Municipal Income Trust (BNY)

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$871,590	$—	$871,590

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$12,815	$—	$12,815

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$16,560,482

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$310,373,120	$—	$310,373,120
Short-Term Securities	2,136,771	—	—	2,136,771

	$2,136,771	$310,373,120	$—	$312,509,891

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$10,381	$—	$—	$10,381
Liabilities:
Interest rate contracts	(29,241)	—	—	(29,241)

	$(18,860)	$—	$—	$(18,860)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(31,865,024)	$—	$(31,865,024)
VMTP Shares at Liquidation Value	—	(94,500,000)	—	(94,500,000)

	$—	$(126,365,024)	$—	$(126,365,024)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	BFZ	BFO	BTT	BBF	BNY

ASSETS
Investments at value — unaffiliated(a)	$793,962,574	$76,699,699	$2,643,834,423	$240,220,851	$310,373,120
Investments at value — affiliated(b)	6,191,827	4,312,529	26,803,694	569,994	2,136,771
Cash pledged for futures contracts	309,000	—	—	47,850	125,250
Receivables:
Investments sold	12,361,640	—	395,000	1,572,108	20,000
Interest — unaffiliated	10,499,776	920,372	26,128,761	2,927,314	3,300,169
Dividends — affiliated	3,855	3,329	31,652	682	1,372
Variation margin on futures contracts	202	—	—	54	50
Prepaid expenses	21,268	4,860	40,397	16,472	16,980

Total assets	823,350,142	81,940,789	2,697,233,927	245,355,325	315,973,712

ACCRUED LIABILITIES
Bank overdraft	265,599	—	1,105,685	91,298	148,057
Payables:
Investments purchased	19,442,773	—	12,650,153	1,621,169	—
Income dividend distributions	1,499,435	8,377	4,399,548	618,689	577,435
Interest expense and fees	638,003	—	1,010,711	185,299	96,047
Investment advisory fees	395,045	34,441	907,636	117,783	160,188
Trustees’ and Officer’s fees	81,767	10,935	15,545	34,801	33,854
Variation margin on futures contracts	33,168	—	—	5,162	12,837
Other accrued expenses	161,261	77,828	515,755	117,053	128,158

Total accrued liabilities	22,517,051	131,581	20,605,033	2,791,254	1,156,576

OTHER LIABILITIES
TOB Trust Certificates	157,125,868	—	261,819,915	49,042,815	31,865,024
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)	—	—	749,611,379	—	—
VMTP Shares, at liquidation value of $100,000 per share(c)	171,300,000	—	—	—	94,500,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)	—	—	—	51,712,896	—

Total other liabilities	328,425,868	—	1,011,431,294	100,755,711	126,365,024

Total liabilities	350,942,919	131,581	1,032,036,327	103,546,965	127,521,600

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$472,407,223	$81,809,208	$1,665,197,600	$141,808,360	$188,452,112

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(d)	$446,985,849	$80,721,328	$1,671,158,205	$134,884,737	$180,169,188
Undistributed (distributions in excess of ) net investment income	(307,812)	1,486,042	6,241,370	294,524	796,400
Accumulated net realized gain (loss)	5,221,315	(822,130)	(37,273,116)	(4,237,200)	(6,238,973)
Net unrealized appreciation (depreciation)	20,507,871	423,968	25,071,141	10,866,299	13,725,497

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$472,407,223	$81,809,208	$1,665,197,600	$141,808,360	$188,452,112

Net asset value per Common Share	$14.81	$14.71	$23.62	$13.87	$14.52

(a) Investments at cost — unaffiliated	$773,476,396	$76,276,168	$2,618,765,962	$229,372,711	$296,629,022
(b) Investments at cost — affiliated	$6,191,217	$4,312,092	$26,801,014	$569,994	$2,136,512
(c) Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	150	520	945
(d) Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,902,885	5,562,128	70,505,571	10,226,259	12,976,074

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations

Year Ended July 31, 2018

	BFZ	BFO	BTT	BBF	BNY

INVESTMENT INCOME
Interest — unaffiliated	$32,365,637	$2,245,933	$88,949,997	$11,798,025	$12,457,300
Dividends — affiliated	18,572	20,584	362,061	4,667	16,411

Total investment income	32,384,209	2,266,517	89,312,058	11,802,692	12,473,711

EXPENSES
Investment advisory	4,746,393	412,398	10,651,887	1,415,940	1,908,488
Professional	69,991	43,728	150,465	96,742	61,565
Trustees and Officer	46,068	7,931	155,815	13,936	18,519
Accounting services	38,010	16,070	242,986	24,673	50,264
Transfer agent	31,856	15,622	82,882	22,750	21,460
Custodian	31,057	4,149	99,732	12,315	15,411
Printing	12,401	9,158	23,017	9,989	10,321
Registration	12,372	9,418	27,083	9,457	9,514
Rating agency	41,752	—	42,744	41,540	41,621
Miscellaneous	33,139	17,326	147,796	12,397	17,737

Total expenses excluding interest expense, fees and amortization of offering costs	5,063,039	535,800	11,624,407	1,659,739	2,154,900
Interest expense, fees and amortization of offering costs(a)	6,533,002	—	17,977,197	2,006,714	2,533,808

Total expenses	11,596,041	535,800	29,601,604	3,666,453	4,688,708
Less fees waived and/or reimbursed by the Manager	(1,918)	(2,193)	(40,170)	(367)	(1,643)

Total expenses after fees waived and/or reimbursed	11,594,123	533,607	29,561,434	3,666,086	4,687,065

Net investment income	20,790,086	1,732,910	59,750,624	8,136,606	7,786,646

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,246,942	(6,395)	5,209,199	818,527	(39,358)
Investments — affiliated	487	91	(612)	25	(797)
Futures contracts	1,806,023	—	—	440,452	871,590
Capital gain distributions from investment companies — affiliated	83	342	7,351	28	842

	7,053,535	(5,962)	5,215,938	1,259,032	832,277

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(23,467,912)	(1,753,597)	(19,486,480)	(7,374,152)	(7,085,633)
Investments — affiliated	585	(113)	(11,820)	—	20
Futures contracts	77,945	—	—	29,920	12,815

	(23,389,382)	(1,753,710)	(19,498,300)	(7,344,232)	(7,072,798)

Net realized and unrealized loss	(16,335,847)	(1,759,672)	(14,282,362)	(6,085,200)	(6,240,521)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$4,454,239	$(26,762)	$45,468,262	$2,051,406	$1,546,125

(a)	Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BFZ		BFO
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$20,790,086	$23,246,708	$1,732,910	$2,049,298
Net realized gain (loss)	7,053,535	1,860,585	(5,962)	(12,932)
Net change in unrealized appreciation (depreciation)	(23,389,382)	(32,786,071)	(1,753,710)	(2,249,356)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	4,454,239	(7,678,778)	(26,762)	(212,990)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(21,374,933)	(24,497,552)	(1,846,627)	(2,313,845)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	168,908	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(16,920,694)	(32,007,422)	(1,873,389)	(2,526,835)
Beginning of year	489,327,917	521,335,339	83,682,597	86,209,432

End of year	$472,407,223	$489,327,917	$81,809,208	$83,682,597

Undistributed (distributions in excess of) net investment income, end of year	$(307,812)	$440,099	$1,486,042	$1,753,909

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets  (continued)

	BTT		BBF
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$59,750,624	$63,438,956	$8,136,606	$8,544,549
Net realized gain	5,215,938	9,467,222	1,259,032	1,422,765
Net change in unrealized appreciation (depreciation)	(19,498,300)	(115,077,489)	(7,344,232)	(11,227,481)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	45,468,262	(42,171,311)	2,051,406	(1,260,167)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(60,111,851)	(67,107,203)	(8,338,505)	(8,870,587)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	105,235	155,550

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(14,643,589)	(109,278,514)	(6,181,864)	(9,975,204)
Beginning of year	1,679,841,189	1,789,119,703	147,990,224	157,965,428

End of year	$1,665,197,600	$1,679,841,189	$141,808,360	$147,990,224

Undistributed net investment income, end of year	$6,241,370	$6,565,561	$294,524	$719,665

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BNY
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,786,646	$8,672,909
Net realized gain	832,277	1,528,894
Net change in unrealized appreciation (depreciation)	(7,072,798)	(12,496,534)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,546,125	(2,294,731)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,310,969)	(9,330,442)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	188,434	239,234

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(6,576,410)	(11,385,939)
Beginning of year	195,028,522	206,414,461

End of year	$188,452,112	$195,028,522

Undistributed net investment income, end of year	$796,400	$1,360,372

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Cash Flows

Year Ended July 31, 2018

	BFZ	BTT	BBF	BNY

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,454,239	$45,468,262	$2,051,406	$1,546,125
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	359,910,191	602,143,887	78,933,663	28,678,651
Purchases of long-term investments	(349,086,567)	(713,468,970)	(78,143,823)	(30,876,805)
Net proceeds from sales (purchases) of short-term securities	(5,938,538)	20,941,746	(569,969)	404,810
Amortization of premium and accretion of discount on investments and other fees	6,299,610	15,760,731	708,141	1,808,985
Net realized (gain) loss on investments	(5,247,429)	(5,208,587)	(818,552)	40,155
Net unrealized depreciation on investments	23,467,327	19,498,300	7,374,152	7,085,613
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	704,885	(1,906,990)	20,748	(195,252)
Dividends — affiliated	(1,633)	2,066	(640)	615
Variation margin on futures contracts	27,501	—	5,665	13,794
Prepaid expenses	(267)	(2,368)	(546)	(550)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(409,285)	(821,865)	(119,569)	(161,413)
Interest expense and fees	142,731	511,070	74,330	32,323
Trustees’ and Officer’s	(180)	(6,229)	14	66
Variation margin on futures contracts	33,168	—	5,162	12,837
Other accrued expenses	(30,565)	(25,596)	(37,317)	(24,198)

Net cash provided by (used for) operating activities	34,325,188	(17,114,543)	9,482,865	8,365,756

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	39,277,581	77,704,999	8,670,005	2,748,595
Repayments of TOB Trust Certificates	(52,014,745)	—	(9,654,788)	(2,930,770)
Proceeds from Loan for TOB Trust Certificates	882,588	—	1,949,896	799,386
Repayments of Loan for TOB Trust Certificates	(882,588)	—	(1,949,896)	(799,386)
Cash dividends paid to Common Shareholders	(21,773,720)	(60,774,603)	(8,354,159)	(8,322,914)
Increase (decrease) in bank overdraft	8,696	152,877	(208,035)	6,333
Amortization of deferred offering costs	—	31,270	6,112	—

Net cash provided by (used for) financing activities	(34,502,188)	17,114,543	(9,540,865)	(8,498,756)

CASH

Net increase (decrease) in restricted and unrestricted cash	(177,000)	—	(58,000)	(133,000)
Restricted and unrestricted cash at beginning of year	486,000	—	105,850	258,250

Restricted and unrestricted cash at end of year	$309,000	—	$47,850	$125,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for interest expense	$6,390,271	$17,434,857	$1,926,272	$2,501,485

NON-CASH FINANCING ACTIVITIES

Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	105,235	188,434

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$309,000	—	$47,850	$125,250

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$486,000	—	$105,850	$258,250

See notes to financial statements.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.34	$16.35	$15.84	$15.83	$14.50

Net investment income(a)	0.65	0.73	0.83	0.83	0.87
Net realized and unrealized gain (loss)	(0.51)	(0.97)	0.54	0.05	1.39

Net increase (decrease) from investment operations	0.14	(0.24)	1.37	0.88	2.26

Distributions to Common Shareholders from net investment income(b)	(0.67)	(0.77)	(0.86)	(0.87)	(0.93)

Net asset value, end of year	$14.81	$15.34	$16.35	$15.84	$15.83

Market price, end of year	$12.75	$14.71	$16.76	$14.65	$14.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.41%	(1.22)%	8.92%	5.96%	16.48%

Based on market price	(8.95)%	(7.59)%	20.72%	7.66%	12.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.41%	2.14%	1.68%	1.53%	1.59%

Total expenses after fees waived and paid indirectly	2.41%	2.14%	1.68%	1.53%	1.59%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.05%	1.07%	1.04%	1.00%	1.03%

Net investment income to Common Shareholders	4.33%	4.73%	5.17%	5.20%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$472,407	$489,328	$521,335	$504,967	$504,531

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$375,778	$385,656	$404,341	$394,785	$394,531

Borrowings outstanding, end of year (000)	$157,126	$169,863	$183,691	$155,533	$106,698

Portfolio turnover rate	45%	38%	30%	37%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFO
	Year Ended July 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$15.05		$15.50	$15.37	$15.42		$15.31

Net investment income(a)	0.31		0.37	0.46	0.42		0.47
Net realized and unrealized gain (loss)	(0.32)		(0.40)	0.05	(0.03)		0.25
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.00	)(b)	(0.00	)(b)

Net increase (decrease) from investment operations	(0.01)		(0.03)	0.51	0.39		0.72

Distributions to Common Shareholders from net investment income(c)	(0.33)		(0.42)	(0.38)	(0.44)		(0.61)

Net asset value, end of year	$14.71		$15.05	$15.50	$15.37		$15.42

Market price, end of year	$14.21		$15.05	$15.21	$14.82		$15.16

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.02)%		(0.20)%	3.41%	2.59%		4.84%

Based on market price	(3.42)%		1.70%	5.24%	0.62%		4.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.65	%(e)	0.64%	0.64%	0.68	%(f)	0.74	%(f)

Total expenses after fees waived and paid indirectly	0.65	%(e)	0.64%	0.64%	0.68	%(f)	0.74	%(f)

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.65	%(e)	0.64%	0.64%	0.68	%(f)(h)	0.74	%(f)(h)

Net investment income	2.10	%(e)	2.43%	3.00%	2.69	%(f)	3.05	%(f)

Distributions to AMPS Shareholders	—%		—%	—%	0.00%		0.01%

Net investment income to Common Shareholders	2.10	%(e)	2.43%	3.00%	2.69%		3.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$81,809		$83,683	$86,209	$85,510		$85,748

AMPS outstanding at $25,000 liquidation preference, end of year (000)	$—		$—	$—	$—		$625

Asset coverage per AMPS at $25,000 liquidation preference, end of year	$—		$—	$—	$—		$3,454,938

Borrowings outstanding, end of year (000)	$—		$—	$—	$134		$190

Portfolio turnover rate	16%		—%	7%	14%		1%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Does not reflect the effect of distributions to Auction Market Preferred Shares (“AMPS”) Shareholders.
(g)	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2015	2014
Expense ratios . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	0.67%	0.73%

See notes to financial statements.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Year Ended July 31,
	2018	2017		2016	2015	2014
Net asset value, beginning of year	$23.83	$25.38		$22.73	$21.99	$18.75

Net investment income(a)	0.85	0.90		1.03	1.09	1.12
Net realized and unrealized gain (loss)	(0.21)	(1.50)		2.58	0.61	3.23

Net increase (decrease) from investment operations	0.64	(0.60)		3.61	1.70	4.35

Distributions to Common Shareholders:(b)
From net investment income	(0.85)	(0.95)		(0.96)	(0.96)	(1.09)
From return of capital	—	—		—	—	(0.02)

Total distributions to Common Shareholders	(0.85)	(0.95)		(0.96)	(0.96)	(1.11)

Net asset value, end of year	$23.62	$23.83		$25.38	$22.73	$21.99

Market price, end of year	$21.43	$23.14		$24.24	$20.80	$19.57

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.04%	(2.14)%		16.57%	8.32%	24.50%

Based on market price	(3.73)%	(0.51)%		21.67%	11.37%	12.78%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.76%	1.49	%(d)	1.17%	1.14%	1.22%

Total expenses after fees waived and paid indirectly	1.76%	1.49	%(d)	1.09%	1.06%	1.21%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.69%	0.68	%(d)	0.61%	0.62%	0.72%

Net investment income to Common Shareholders	3.55%	3.80	%(d)	4.30%	4.77%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,665,198	$1,679,841		$1,789,120	$1,602,414	$1,550,376

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000		$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$16,101,317	$16,198,941		$16,927,465	$15,682,760	$15,335,837

Borrowings outstanding, end of year (000)	$261,820	$184,115		$184,115	$184,120	$184,120

Portfolio turnover rate	23%	32%		42%	12%	6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBF
	Year Ended July 31,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$14.48	$15.47	$15.14		$15.09		$13.89

Net investment income(a)	0.80	0.84	0.84		0.87		0.87
Net realized and unrealized gain (loss)	(0.59)	(0.96)	0.36		0.05		1.20

Net increase (decrease) from investment operations	0.21	(0.12)	1.20		0.92		2.07

Distributions to Common Shareholders from net investment income(b)	(0.82)	(0.87)	(0.87)		(0.87)		(0.87)

Net asset value, end of year	$13.87	$14.48	$15.47		$15.14		$15.09

Market price, end of year	$13.37	$15.27	$16.00		$13.44		$13.48

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.65%	(0.65)%	8.40%		6.76%		16.06%

Based on market price	(7.08)%	1.30%	26.29%		6.09%		15.49%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.53%	2.16%	2.01	%(d)	1.76%		1.85%

Total expenses after fees waived and paid indirectly	2.53%	2.16%	2.01	%(d)	1.76%		1.85%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	1.15%	1.13%	1.45	%(d)(f)	1.50	%(f)	1.56	%(f)

Net investment income to Common Shareholders	5.63%	5.72%	5.50%		5.65%		6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$141,808	$147,990	$157,965		$101,509		$101,163

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$52,000	$52,000	$52,000		$34,200		$34,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$372,708	$384,597	$403,780		$396,809		$395,798

Borrowings outstanding, end of year (000)	$49,043	$50,028	$47,193		$29,682		$29,682

Portfolio turnover rate	31%	39%	17%		11%		22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Trust’s reorganization in 2016. Without these costs, total expenses, total expenses after fees waived and/or paid indirectly and total expenses after fees waived and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.83%, 1.83% and 1.26%, respectively, for the year ended July 31, 2016.

(e)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended July 31,
	2016	2015	2014
Expense ratios	1.38%	1.17%	1.19%

See notes to financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BNY
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.04	$15.94	$14.97	$14.68	$13.47

Net investment income(a)	0.60	0.67	0.75	0.79	0.81
Net realized and unrealized gain (loss)	(0.48)	(0.85)	1.02	0.33	1.23

Net increase (decrease) from investment operations	0.12	(0.18)	1.77	1.12	2.04

Distributions to Common Shareholders from net investment income(b)	(0.64)	(0.72)	(0.80)	(0.83)	(0.83)

Net asset value, end of year	$14.52	$15.04	$15.94	$14.97	$14.68

Market price, end of year	$12.53	$15.37	$16.71	$14.54	$13.79

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.13%	(0.93)%	12.13%	8.00%	15.98%

Based on market price	(14.61)%	(3.43)%	21.02%	11.67%	11.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.45%	2.15%	1.75%	1.73%	1.82%

Total expenses after fees waived and paid indirectly	2.45%	2.14%	1.75%	1.73%	1.82%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.12%	1.12%	1.11%	1.12%	1.13%

Net investment income to Common Shareholders	4.06%	4.45%	4.89%	5.24%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$188,452	$195,029	$206,414	$193,299	$189,548

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$94,500	$94,500	$94,500	$94,500	$94,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$299,420	$306,379	$318,428	$304,549	$300,580

Borrowings outstanding, end of year (000)	$31,865	$32,047	$31,780	$28,961	$28,461

Portfolio turnover rate	9%	16%	14%	11%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis. On June 6, 2018, the Board approved a proposal, effective December 31, 2018, to change BFO’s fiscal year-end from July 31 to December 31.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Trust to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$1,968,828	$790,366	$228,414	$2,987,608
BTT	2,782,957	914,627	759,207	4,456,791
BBF	620,406	227,454	85,205	933,065
BNY	378,138	156,567	41,700	576,405

For the year ended July 31, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$332,793,602	$157,125,868	0.90% — 1.14%	$166,565,100	1.79%
BTT	448,494,968	261,819,915	0.94% — 1.09%	232,195,956	1.92
BBF	84,907,123	49,042,815	0.90% — 1.14%	51,713,388	1.80
BNY	56,834,199	31,865,024	0.96% — 1.09%	31,927,379	1.81

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If the trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where the trust is required to reimburse

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if the trust invests in a recourse TOB Trust, the trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the trust at July 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the trust at July 31, 2018.

For the year ended July 31, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$3,948	0.82%
BBF	—	—	32,569	0.78
BNY	—	—	8,760	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTT, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BFO	BBF	BNY
Investment advisory fees	0.58%	0.50%	0.57%	0.60%

For purposes of calculating these fees, for each Trust except for BTT, “managed assets” mean the total assets of the Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees for BTT, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

	BFZ	BFO	BTT	BBF	BNY
Amounts waived	$1,918	$2,193	$40,170	$367	$1,643

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments excluding short-term securities, were as follows:

	BFZ	BFO	BTT	BBF	BNY
Purchases	$362,710,356	$13,091,205	$676,552,586	$76,510,779	$29,843,925
Sales	372,271,831	17,658,834	601,457,664	78,752,449	28,678,651

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed-income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, the sale of bonds received from tender option bond trusts and the retention of tax-exempt income were reclassified to the following accounts:

	BFZ	BFO	BTT	BBF	BNY
Paid-in capital	$—	$93,900	$(31,270)	$(6,933,155)	$(1,480,575)
Undistributed (distributions in excess of ) net investment income	(163,064)	(154,150)	37,036	(223,242)	(39,649)
Accumulated net realized gain (loss)	163,064	60,250	(5,766)	7,156,397	1,520,224

The tax character of distributions paid was as follows:

	BFZ	BFO	BTT	BBF	BNY
Tax-exempt income(a)
7/31/2018	$24,915,719	$1,846,627	$73,569,689	$9,397,956	$10,229,776
7/31/2017	27,289,661	2,313,845	77,303,688	9,707,999	10,868,814
Ordinary income(b)
7/31/2018	2,214	—	31,299	5,666	38,574
7/31/2017	742	—	8,726	—	2,342

Total
7/31/2018	$24,917,933	$1,846,627	$73,600,988	$9,403,622	$10,268,350

7/31/2017	$27,290,403	$2,313,845	$77,312,414	$9,707,999	$10,871,156

(a)	The Trusts designate these amounts paid during the fiscal year ended July 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BFZ	BFO	BTT	BBF	BNY
Undistributed tax-exempt income	$—	$1,500,268	$—	$—	$289,942
Undistributed ordinary income	176,961	273	5,765	2,149	2,945
Capital loss carryforwards	—	(826,427)	(24,254,453)	(3,152,042)	(5,420,542)
Undistributed long-term capital gains	6,149,804	—	—	—	—
Net unrealized gains(a)	19,094,609	413,766	18,288,083	10,073,516	13,410,579

	$25,421,374	$1,087,880	$(5,960,605)	$6,923,623	$8,282,924

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the treatment of residual interests in TOB trusts and the deferral of compensation to Trustees.

(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFO	BTT	BBF	BNY
No expiration date(a)	$826,427	$24,254,453	$2,500,578	$3,437,611
2019	—	—	651,464	1,982,931

	$826,427	$24,254,453	$3,152,042	$5,420,542

(a)	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

BFZ	$1,442,647
BTT	6,795,857
BBF	1,275,359
BNY	834,518

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BFZ	BFO	BTT	BBF	BNY
Tax cost	$622,947,407	$80,588,280	$2,389,513,479	$181,233,577	$267,202,221

Gross unrealized appreciation	$22,401,737	$1,252,706	$52,103,114	$11,012,822	$14,472,101
Gross unrealized depreciation	(2,320,611)	(828,758)	(32,798,391)	(498,369)	(1,029,455)

Net unrealized appreciation	$20,081,126	$423,948	$19,304,723	$10,514,453	$13,442,646

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trusts or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trusts’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

There is no assurance that BTT will achieve its investment objective and BTT may return less than $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each of BFZ, BFO and BNY invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BFZ invested a significant portion of its assets in securities in the county, city, special district and school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on BFZ and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	BFZ	BBF	BNY
2018	—	7,282	12,500
2017	10,394	10,545	15,306

For the years ended July 31, 2018 and July 31, 2017, shares issued and outstanding remained constant for BFO and BTT.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature are currently in a special rate period, as described below.

As of period end, the VRDP Shares outstanding of BBF were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	09/15/11	342	$34,200,000	10/01/41
BBF	05/16/16	178	17,800,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BBF and the liquidity provider was for a 364 day term and was scheduled to expire on September 14, 2012. The fee agreement was subsequently renewed for additional terms. The most recent extension is scheduled to expire on October 21, 2019, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), BBF may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2018, the annualized dividend rate for the BBF’s VRDP Shares was 2.05%.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (continued)

Special Rate Period: On October 22, 2015, BBF commenced a three-year special rate period ending April 18, 2018 with respect to its VRDP Shares, during which the VRDP Shares were not subject to any remarketing and the dividend rate was not based on a predetermined methodology. The special rate period has been extended for an additional one year term and is currently set to expire on April 17, 2019. Prior to April 17, 2019, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional buyers.

During the special rate period, the liquidity and fee agreements will remain in effect and the VRDP Shares will remain subject to mandatory redemption by BBF on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, BBF is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. BBF will not pay any fees to the liquidity provider and remarketing agent during the special rate period. BBF will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BBF redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2018, VRDP Shares issued and outstanding of BBF remained constant.

VMTP Shares

BFZ and BNY (collectively, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sales of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trusts may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BFZ	03/22/12	1,713	$171,300,000	03/30/19
BNY	03/22/12	945	94,500,000	03/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with the Trusts’ custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BNY
Rate	2.07%	2.07%

For the year ended July 31, 2018, VMTP Shares issued and outstanding of BFZ and BNY remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings and sales of RVMTP Shares exempt from registration under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. Amendments to the RVMTP governing documents generally require the consent of the holders of RVMTP Shares.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the RVMTP Shares outstanding of BTT were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BTT	01/10/2013	50	$250,000,000	12/31/2030
	01/30/2013	50	250,000,000	12/31/2030
	02/20/2013	50	250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the initial purchaser and BTT on the initial date of issuance for the RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and all of the holders of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2018, the average annualized dividend rate for the RVMTP Shares was 1.80%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2018, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2018, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP, VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP, VMTP and RVMTP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP, VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP, VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP, VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP, VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP, VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP, VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$3,545,394	$—
BTT	13,489,136	31,270
BBF	1,067,537	6,112
BNY	1,957,403	—

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BFZ	$0.0470	$0.0470	VMTP	W-7	$346,401
BFO	0.0260	0.0260	N/A	N/A	N/A
BTT	0.0624	0.0624	RVMTP	W-7	1,344,658
BBF	0.0605	0.0605	VRDP	W-7	114,785
BNY	0.0445	0.0445	VMTP	W-7	191,097

(a)	Net investment income dividend paid on September 4, 2018 to Common Shareholders of record on August 15, 2018.
(b)	Net investment income dividend declared on September 4, 2018, payable to Common Shareholders of record on September 14, 2018.
(c)	Dividends declared for period August 1, 2018 to August 31, 2018.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Florida Municipal 2020 Term Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust (the “Funds”), including the schedules of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, the statements of cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the results of their cash flows for BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Investment Trust, and BlackRock New York Municipal Income Trust for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67

Disclosure of Investment Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Florida Municipal 2020 Term Trust (“BFO”), BlackRock Municipal Income Investment Trust (“BBF”), BlackRock New York Municipal Income Trust (“BNY”) and BlackRock Municipal 2030 Target Term Trust (“BTT” and together with BFZ, BFO, BBF and BNY, each a “Trust,” and, collectively, the “Trusts”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Trust on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Trust. Each Board’s consideration of the Agreement for its Trust is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Trust’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (d) Trust operating expenses and how BlackRock allocates expenses to the Trust; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Trust’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

The Board of each of BFZ, BFO, BBF and BNY considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each of BFZ, BFO, BBF and BNY has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Trusts’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Trusts’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Trust’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Trust; (g) a summary of aggregate amounts paid by each Trust to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Trust.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to its Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Trust’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Trust’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Trust as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) for BFZ, BBF and BNY and the performance of BTT as compared with its custom benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of BFZ noted that for the one-, three- and five-year periods reported, BFZ ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFZ. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BFZ’s underperformance during the applicable periods. The Board was informed that, among other things, the portfolio management team’s higher quality bias and a lower relative duration posture were the primary detractors from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving BFZ’s investment performance. Discussions covered topics such as performance attribution, BFZ’s investment personnel, and the resources appropriate to support BFZ’s investment processes.

The Board of BFO noted that for each of the one-, three- and five-year periods reported, BFO ranked in the fourth quartile against its Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for the Trust. The Composite measures a blend of total return and yield. The Board noted that BFO has a targeted maturity, and as such, has managed to achieve the specific maturity goal. The peer funds within the Performance Universe generally do not have a similar specific maturity goal.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	69

Disclosure of Investment Advisory Agreements  (continued)

The Board of BBF noted that for the one-, three- and five-year periods reported, BBF ranked in third, fourth, and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBF. The Composite measures a blend of total return and yield. The Board and BlackRock reviewed BBF’s underperformance during the applicable periods. The Board was informed that, among other things, BBF’s lower relative duration posture was the primary detractor from performance over the three-year period. BBF’s overweight relative duration posture and positions in longer-dated bonds were the primary detractors from performance over the five-year period.

The Board and BlackRock discussed BlackRock’s strategy for improving BBF’s investment performance. Discussions covered topics such as performance attribution, BBF’s investment personnel, and the resources appropriate to support BBF’s investment processes.

The Board noted that for each of the one-, three- and five-year periods reported, BNY ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BNY. The Composite measures a blend of total return and yield.

The Board of BTT noted that for each of the one-, three- and five-year periods reported, BTT underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BTT. The Board and BlackRock reviewed BTT’s underperformance during the applicable periods. The Board noted that BTT’s overweight duration positioning was the primary detractor from performance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving BTT’s investment performance. Discussions covered topics such as performance attribution, BTT’s investment personnel, and the resources appropriate to support BTT’s investment processes.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s estimated profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Trust and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of each of BFZ, BBF and BNY noted that its Trust’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of each of BFO and BTT noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered the Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Trust for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Trust were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement for its Trust, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	71

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, BBF, and BNY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BFO and BTT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BFO’s or BTT’s primary exchange (“open-market purchases”). BFO and BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent, VMTP Tender and Paying Agent and RVMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Barclays Bank PLC

New York, NY 10019

VRDP Remarketing Agent

Barclays Capital, Inc.

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	75

Additional Information

Section 19(a) Notices

BFZ’s and BBF’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BFZ	$0.652621	$—	$—	$0.017379	$0.670000	97%	0%	0%	3%	100%
BBF	0.794383	—	—	0.021117	0.815500	97%	0%	0%	3%	100%

BFZ and BBF estimate that each has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http:// www.blackrock.com.

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	29,318,870	655,783	29,395,095	579,558	29,395,456	579,197	1,713	0
BFO	4,962,425	218,911	4,962,425	218,911	4,962,425	218,911	4,823,897	357,439
BTT	66,453,479	1,102,181	66,498,266	1,057,394	66,488,275	1,067,385	150	0
BBF	9,277,541	376,056	9,285,127	368,470	9,265,201	388,396	520	0
BNY	11,229,238	414,307	11,512,464	131,081	11,509,287	134,258	945	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester and John M. Perlowski.

(a)	Voted on by holders of Preferred Shares only for BFZ, BTT, BBF, and BNY.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 76, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	77

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
CIFG	CIFG Assurance North America, Inc.
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency
VRDN	Variable Rate Demand Notes

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-7/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$31,416	$31,378	$0	$0	$12,100	$12,138	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Income Trust	$12,100	$12,138

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	As of the date of filing this Report.

The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock and Michael A. Kalinoski, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs.

O’Connor and Kalinoski have been members of the registrant’s portfolio management team since 2006 and 2017, respectively.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Michael A. Kalinoski, CFA	Director of BlackRock, Inc. since 2006; Director of MLIM from 1999 to 2006.

(a)(2) As of July 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	30	0	0	0	0	0

	$21.91 Billion	$0	$0	$0	$0	$0
Michael A. Kalinoski, CFA	20	0	0	0	0	0

	$27.37 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Michael A. Kalinoski, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            BlackRock New York Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

            Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Trust

            Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Trust

            Date: October 4, 2018